UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☒	Soliciting Material under §240.14a-12

Monmouth Real Estate Investment Corporation

(Name of Registrant as Specified In Its Charter)

Blackwells Capital LLC
Jason Aintabi
Craig M. Hatkoff
Jennifer M. Hill
Todd S. Schuster
Allison Nagelberg
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Blackwells Capital LLC (“Blackwells”), together with the other participants named herein, has filed a preliminary proxy statement and accompanying GREEN proxy card with the Securities and Exchange Commission (the “SEC”), to be used to solicit votes for the election of its slate of highly-qualified director candidates at the 2021 annual meeting of stockholders (including any other meeting of stockholders held in lieu thereof, and adjournments, postponements, reschedulings or continuations thereof, the “Annual Meeting”) of Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Company”), and for the approval of six business proposals to be presented at the Annual Meeting.

On April 19, 2021, certain materials were posted to Blackwells’ website, https://maximizemnr.com. Copies of such materials are filed herewith as Exhibit 1.

Exhibit 1

December 1, 2020

Mr. Eugene W. Landy

Chairman of the Board and Executive Director

Monmouth Real Estate Investment Corp.

401 Crawfords Corner

Suite 1405

Holmdel, NJ 07733

RE: Proposal for Acquisition of Monmouth

Dear Mr. Landy:

It is my pleasure on behalf of Blackwells Capital (“Blackwells” or “we”) to submit this preliminary proposal for the negotiated acquisition of Monmouth Real Estate Investment Corporation (the “Company” or “you”) by Blackwells (the “Transaction”). Blackwells has made a substantial investment in the common stock of the Company and is one of the Company’s largest shareholders.

Blackwells proposes to acquire 100% of the outstanding equity interests in the Company for $16.75 per share in cash, subject to the terms set forth below (the “Proposal”). The Transaction will provide your stockholders with a substantial premium to recent trading prices of the stock and an attractive value for their shares. Our Proposal provides stockholders with compelling value, low execution risk and a quick timeline to closing.

Blackwells is a leading global alternative asset manager, founded in 2016 by Jason Aintabi, its Chief Investment Officer. Blackwells has an extensive background in real estate, with existing public and private investments in similar assets to the Company. Throughout their careers, Blackwells’ principals have invested globally on behalf of leading public and private equity firms and have held operating roles and served on the boards of media, energy, technology, insurance and real estate enterprises.

Blackwells looks forward to working collaboratively with the Board to finalize our Proposal. Having analyzed publicly available information about the Company comprehensively, we believe you have an attractive portfolio of high-quality properties, demonstrated portfolio and NOI growth, and conservative expense management. We have a tremendous amount of respect for the Company’s history, and the amount of diligent effort and foresight the Landy family has employed in achieving the Company’s success to date.

Blackwells Capital
800 Third Avenue, 39th Floor
New York, NY 10022

Mr. Eugene W. Landy

December 1, 2020

Proposal

Value: Blackwells proposes an all-cash acquisition of 100% of the outstanding shares of the Company for $16.75 per share, reflecting a 13.2% premium to the current market price of $14.80, and premiums to the 52-week high ($15.53) and 52-week low ($8.42) of 7.9% and 98.9%. Notably, the proposed price exceeds the 1-month, 3-month, and 6-month VWAPs by 14.8%, 17.2%, and 17.5%, respectively1.

Financing: We would expect to finance the Transaction with a combination of debt and equity. Blackwells’ internal resources, as well as LP commitments, conditioned on completion of satisfactory diligence investigations, will fund the equity portion of the Transaction. We have engaged Deutsche Bank to arrange the debt financing of our Proposal; their highly confident letter is attached as Appendix I to this letter.

Below please find our expected sources and uses to finance the Transaction:

Sources & Uses2

Uses of Funds	$	%
Purchase of Equity	$1,646	45.0%
Committed Acquisitions	338	9.3%
Refinanced Debt	875	23.9%
Refinanced Preferred	508	13.9%
Mortgage Defeasance Costs	225	6.2%
Debt Financing Expenses	27	0.7%
Management Change of Control	9	0.2%
Advisory Expenses	30	0.8%
Total	$3,657	100.0%
Sources of Funds	$	%
Sponsor Equity	$972	26.6%
New Debt	2,640	72.2%
Cash from Balance Sheet	45	1.2%
Total	$3,657	100.0%

[1]	Market data as of 12/1/2020.

[2]	Balance sheet data as of 9/30/2020. Pro forma for issuance of 1.4 million units of Series C Preferred Stock.

2

Mr. Eugene W. Landy

December 1, 2020

Due Diligence: Our Proposal is subject to standard confirmatory diligence. Given our industry experience and the substantial preparatory work we have done, we can proceed expeditiously with the requisite due diligence and simultaneously negotiate a definitive agreement. Our work would include customary property-level diligence, financial diligence, and confirmatory legal, accounting and tax reviews. We have engaged Vinson & Elkins LLP as our legal advisor in connection with the Proposal and are prepared to enter into a confidentiality agreement to facilitate these reviews. Given our and our advisors’ experience with transactions of this type, we expect to be able to complete the required due diligence and enter into definitive documentation within 45 days. A preliminary copy of our due diligence request list is attached as Appendix II to this letter. We are eager to commence work, and our team is available immediately.

Closing Conditions: The consummation of the Transaction will be subject to limited customary closing conditions for a public company transaction of this nature.

Exclusivity: We propose to enter into exclusive bilateral negotiations with you and work expeditiously to sign and announce a Transaction. We would expect the Transaction to provide for a customary “Go-Shop” period. A copy of our proposed exclusivity agreement is attached as Appendix III to this letter.

Reviews and Approvals: This letter has been reviewed and approved by our investment committee.

Management and Founders: We are impressed with the management team and, prior to executing a definitive agreement, we would expect customary access to management to discuss their continuing roles. We are also happy, at the appropriate time, to discuss the Landy family’s goals and desires for future involvement with the Company, including continuing participation in the equity ownership of the Company.

3

Mr. Eugene W. Landy

December 1, 2020

This letter does not constitute a binding obligation or commitment of either party or its affiliates to proceed with any transaction. No such obligations will be imposed on either party or its affiliates unless and until a mutually acceptable definitive agreement is formally entered into by both parties.

We look forward to working collaboratively with the Board and its advisors to advance our Proposal. Please contact me at your earliest convenience to discuss next steps.

Sincerely,

/s/ Jason Aintabi
Jason Aintabi

cc:	Members of the Board of Directors

Michael P. Landy, President and Chief Executive Officer

4

Appendix I

DEUTSCHE BANK SECURITIES INC.

60 WALL STREET

NEW YORK, NEW YORK 10005

12/01/2020

Blackwells Asset Management LLC

800 Third Avenue, 39th Floor

NY, NY 10022

Attention:

Mr. Jason Aintabi

Chief Investment Officer

Re: Acquisition Financing – Highly Confident Letter

Ladies and Gentlemen:

You have informed Deutsche Bank Securities Inc. (“DBSI”) that you are presently considering a transaction pursuant to which you and/or one or more of your affiliates (collectively, the “Sponsor”) would (i) acquire (the “Acquisition”), through a newly-formed corporation (“Newco”) wholly-owned by the Sponsor and other equity investors reasonably acceptable to DBSI (collectively with the Sponsor, the “Equity Investors”), all or substantially all of the outstanding equity interests of, or all or substantially all of the business (including, without limitation, all assets, licenses and related operations) of, a company identified to us and code-named “Matterhorn” (together with its subsidiaries, the “Acquired Business”) and (ii) refinance substantially all of the existing indebtedness of the Acquired Business and pay any and all accrued and unpaid interest and call premiums thereon (the “Refinancing”). We understand that the Acquired Business shall be acquired free of indebtedness and preferred stock, with such exceptions (if any) for any existing indebtedness as may be agreed to by DBSI.

DBSI further understands that the sources of funds needed to effect the Acquisition and the Refinancing, to pay all fees and expenses incurred in connection with the Transaction (as defined below) and to provide for the working capital needs and general corporate purposes of Newco and its subsidiaries after giving effect to the Transaction shall be provided through:

(i) a cash common equity financing to be provided by the Equity Investors in an aggregate amount of not less than approximately 25% of the pro forma total consolidated capitalization of Newco and its subsidiaries after giving effect to the Transaction (the “Equity Financing”); and

(ii) third-party debt financing consisting of mortgage secured notes (the “Senior Mortgage Debt”) to be issued by Newco (either pursuant to a bridge financing or by private placement; all or a portion of the Senior Mortgage Debt may be in the form of an CMBS execution, and may include a mezzanine debt portion secured by equity pledges) in an aggregate principal amount of $2,640 million (the “Senior Acquisition Financing”)

Appendix I

The Acquisition, the Refinancing, the Equity Financing and the Senior Acquisition Financing collectively are herein called the “Transaction”.

DBSI is pleased to inform you that, based on our preliminary review of certain financial information and projections provided by you to us, our understanding of the Transaction as described above and current market conditions and subject to the satisfaction of all conditions outlined below, we are highly confident in our ability to arrange and/or place the Senior Acquisition Financing (directly and/or through one or more of our affiliates) to finance, in part, the Transaction.

You understand and agree that our confidence in our ability to arrange and/or place the Senior Acquisition Financing is subject to, among other things, (i) there not having occurred any material adverse change in the condition (financial or otherwise), results of operations, business, assets, property, liabilities or prospects of the Acquired Business since the date of the most recent audited financial statements available on the date hereof for the Acquired Business, (ii) the terms and structure of the Senior Acquisition Financing and the Equity Financing being acceptable to DBSI, (iii) the negotiation, execution and delivery of documentation for each component of the Transaction and related transactions in form and substance satisfactory to DBSI, (iv) DBSI’s and its representatives’ completion of and satisfaction with the results of their business and legal due diligence with respect to the Acquired Business and the Transaction, including, but not limited to, proposed business plans and projections and financial, accounting, environmental, tax, litigation, labor and pension matters, (v) the availability of audited and unaudited historical financial statements of the Acquired Business and pro forma financial statements of Newco and its subsidiaries after giving effect to the Transaction, in each case reasonably acceptable to DBSI and in form and presentation as required by the Securities Act of 1933, as amended, and the rules and regulations thereunder applicable to registration statements filed thereunder, (vi) there not having been any disruption or material adverse change in the syndication market for credit facilities or the financial or capital markets in general, in the judgment of DBSI, (vii) DBSI having been engaged to and having a reasonable time to arrange and market the Senior Acquisition Financing based on DBSI’s experience in comparable transactions, (viii) satisfaction of all other conditions DBSI would require to be fulfilled with respect to the Senior Acquisition Financing, and (ix) there is sufficient real estate collateral value that is free and clear of existing encumbrances and / or liens that would prevent the perfection of a mortgage security interest by the Senior Acquisition Financing.

You understand and agree that (i) we assume no responsibility for independently verifying any information provided to us in connection with our evaluation of the Transaction and that we have relied upon such information being complete and accurate in all material respects, (ii) this letter does not constitute a commitment on the part of, or engagement of, DBSI or any of its affiliates to provide, arrange, place, underwrite and/or participate in any or all of the Senior Acquisition Financing or any other financing, on the terms described herein or otherwise, and that neither DBSI nor any of its affiliates are under any obligation, as a result of this letter or otherwise, to provide or offer to provide any such commitment or engagement and (iii) DBSI cannot make any commitments on behalf of any of its affiliates. Any commitment or engagement by DBSI or any of its affiliates, if forthcoming, in respect of the Senior Acquisition Financing or any other financing would be evidenced by a separate written agreement executed by DBSI (or a designated affiliate thereof) and would be subject to, among other things, (x) DBSI’s and its representatives’ completion of and satisfaction with the results of their business and legal due diligence as outlined above, (y) DBSI’s receipt of all credit, business selection, conflicts and other internal approvals of DBSI and its relevant affiliates and our verification of all assumptions we have made and (z) the satisfaction of all conditions we would require to be fulfilled with respect thereto.

Appendix I

None of DBSI, any of its affiliates or any of their respective directors, officers, employees, representatives and agents shall be responsible or liable to you or any other person or entity for any damages or amounts of any kind or character which may be alleged as a result of this letter or the proposed Transaction, or any other transactions contemplated hereby. This letter is not intended to confer any benefits upon, or create any rights in favor of, any person or entity and may not be relied upon by any person or entity.

You acknowledge that (i) DBSI may share with any of its affiliates, and such affiliates may share with DBSI, any information (including as relating to creditworthiness) related to the Transaction, the Sponsor, Newco or the Acquired Business (and each of their respective subsidiaries and affiliates), or any of the matters contemplated hereby and (ii) DBSI and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which you or the Acquired Business may have conflicting interests regarding the transactions described herein and otherwise. DBSI agrees to treat, and cause any such affiliate to treat, all non-public information provided to it by you and the Acquired Business as confidential information in accordance with customary banking industry practices.

You agree that this letter is for your confidential use only and that, unless DBSI has otherwise consented in writing, neither its existence nor the terms hereof will be disclosed by you to any person or entity other than (x) your officers, directors, employees, accountants, attorneys and other advisors and (y) the Acquired Business and its officers, directors, shareholders, employees, accountants, attorneys and other advisors, and then (in either case) only on a “need to know” basis in connection with the transactions contemplated hereby and on a confidential basis. Notwithstanding the foregoing, (i) you may file a copy of this letter in any public record in which it is required by law, in the opinion of your counsel, to be filed, and (ii) you may make such other public disclosure of the terms and conditions hereof as, and to the extent, you are required by law, in the opinion of your counsel, to make; provided that, in any such case, you shall provide written notification to DBSI in advance of such disclosure.

Appendix I

We look forward to working with you to complete the proposed Transaction successfully.

Very truly yours,

DEUTSCHE BANK SECURITIES INC.

By	/s/ Darrell Gustafson
Name: Darrell Gustafson
Title: Managing Director

By	/s/ Shaishav Agarwal
Name: Shaishav Agarwal
Title: Managing Director

Mr. Eugene W. Landy

December 1, 2020

Appendix II

Due Diligence Request List

		Priority
I. GENERAL CORPORATE MATTERS
a.	Organizational chart identifying all subsidiaries and their relationship to each other, including corporations, partnerships, limited liability companies, trusts and joint ventures and describing the federal income status of all such subsidiaries (e.g., real estate investment trust (“REIT”), partnership, qualified REIT subsidiary (“QRS”), disregarded entity, taxable REIT subsidiary (“TRS”), or C corporation). Please confirm that (i) all entities in which the Company owns a direct or indirect interest are shown on the structure chart and (ii) no partnerships, limited liability companies, or other noncorporate entities in which the Company owns a direct or indirect interest have elected to be taxed as corporations for federal income tax purposes.	1
b.	List of all states in which the Company owns properties or conducts business (indicating the location of such properties) or is otherwise required to be qualified to do business as a foreign entity, and the status of the foreign qualifications in each such state.	1
c.	Capitalization summary of the Company, including a list of all options and restricted stock proposed to be granted in the future pursuant to equity incentive plans maintained by the Company, all securities reserved for future issuance by the Company and all outstanding securities that are exchangeable, exercisable for, or convertible into, equity securities of the Company.	1
d.	Articles of incorporation, bylaws, certificates and agreements of limited partnership, certificates of formation, operating agreements and other similar organizational documents of the Company and its subsidiaries and all amendments or modifications thereto.	2
e.	Any Board of Directors information packages for the last two years.	2
f.	Certificates of good standing and foreign qualification of each such subsidiary.	2
g.	Minutes of meetings of, and all actions taken without a meeting by (collectively, “Minutes”), partners, members, stockholders or other equity holders, the board of directors, board of managers, general partner, managing member or other similar governing entity or body with respect to the Company. Please include written consents to actions without a meeting and notices or waivers of notice.	3

1

Mr. Eugene W. Landy

December 1, 2020

		Priority
II. SECURITY HOLDERS; PRIVATE PLACEMENTS
a.	All agreements and documents relating to the sale or issuance of securities by the Company, including equity purchase agreements, contribution agreements, private placement documents, and other offering documents.	2
b.	State permits, notices of exemption and consents for issuance or transfer of the Company’s securities or of any subsidiary and evidence of qualification or exemption under applicable blue sky laws, including any Form D filings.	2
c.	Any current trust agreements, proxies, voting agreements and other agreements affecting the voting, transfer or other rights of stockholders of the Company or their subsidiaries.	2
d.	Any agreements and other documentation relating to repurchases, redemptions, exchanges, conversions or similar transactions involving the Company’s or its subsidiaries’ securities.	2
e.	Any agreements among security holders of the Company and any waivers or consents by security holders thereof.	2
f.	Documentation describing any carried interest, promoted interest, profits interest, disposition fee or similar arrangement relating to the Company.	2
III. FINANCING MATERIALS
a.	All documents and agreements currently in place evidencing or relating to outstanding borrowings of the Company, whether secured or unsecured (including indentures, mortgages, loan and credit agreements, letters of credit, guarantees and other material agreements), including a schedule of such borrowings, reflecting lenders’ name, any guarantors, original and currently outstanding principal amounts, accrued interest and terms and collateral.	1
b.	Any letters of credit to which the Company is a party or by which any of them are bound.	1
c.	Any other material agreements between the Company and its creditors.	1
d.	Any interest rate caps, swaps, hedging agreement or similar instruments entered into by the Company.	1
e.	Detailed description of any default related to prior or current obligations of the Company that has occurred, may reasonably be claimed to have occurred or may occur as a result of the Transaction.	1
f.	Schedules, reports or other computations as to compliance with covenants in any existing financing arrangements by the Company.	1
g.	Presentations given to creditors in connection with obtaining credit or prepared for potential lenders in connection with proposed financing by the Company; presentations to rating agencies and security analysts by the Company.	1
h.	All agreements of the Company relating to loans by the Company to, or guaranties of the obligations of, other entities or persons (including the Company’s officers, employees, principals or members), including a schedule of such loans, reflecting obligor name, any guarantors, original and currently outstanding principal amounts, accrued interest and terms.	1

2

Mr. Eugene W. Landy

December 1, 2020

		Priority
i.	All material intercompany loan agreements currently in place.	1
j.	Any other information or documents evidencing material indebtedness of the Company, including a schedule of and documents pertaining to any off-balance sheet liabilities or contingent liabilities.	1
k.	Any material correspondence between lenders (including entities committed to lend) and the Company.	1
IV. MANAGEMENT & EMPLOYEES OF THE COMPANY
a.	Organizational charts by department and by legal entity.	1
b.	Number of employees by department and by functional area.	1
c.	Copies of all employment contracts (including indemnification, non-competition, severance, confidentiality and similar arrangements) currently in place or anticipated in the future.	1
d.	Governing documents for bonus plans, retirement plans, pension plans, deferred compensation plans, profit sharing and management incentive agreements (whether written or oral). All other employee compensation, benefit (e.g., life or health insurance) or similar plans (whether written or oral).	1
e.	Agreements for loans to, and any other agreements (including consulting and employment contracts) with, any “insider” (i.e., any member, partner, director, manager, officer or owner (and its directors and officers), of a substantial amount of the Company’s securities), whether or not now outstanding, including (but not limited to) loans to purchase equity interests or consulting contracts.	1
f.	Description of any related transactions, including between the Company, on the one hand, and any “insider” of the Company or any associate of an “insider” or between or involving any two or more such “insiders,” including any managers, officers, employees, their relatives, any entities controlled by the foregoing or any other affiliates of such Company.	1
g.	All documents relating to the policies and procedures by which the Company executes related party transactions.	1
h.	Collective bargaining agreements or other material labor contracts.	1
i.	Description of any significant labor problems or union activities the Company has experienced including any collective bargaining agreements.	1
j.	List and describe any employment or benefit plan related claims, charges of discrimination, arbitrations, grievances, lawsuits, investigations or proceedings involving any of the Company’s employees.	1
k.	Copies of the most recently completed D&O Questionnaires	2
l.	Provide a list of all consultants, contracting agencies and other independent contractors of the Company and all agreements with such persons or agencies or other documents regarding their engagement.	2

3

Mr. Eugene W. Landy

December 1, 2020

		Priority
m.	Provide all confidentiality, non-disclosure, non-solicitation and non-competition agreements to which any of the employees, consultants, or independent contractors is a party or bound.	2
n.	Provide copies of all written employee policies, manuals, handbooks, guidelines, and rules relating to employees associated with or employed by the Company.	3
V. INTELLECTUAL PROPERTY RIGHTS
a.	Current list of material patents, trademarks, trade names and other intellectual property (the “Intellectual Property”) of the Company.	1
b.	Any correspondence from third parties regarding potential infringement of Intellectual Property rights of others.	1
c.	All agreements related to the licensing and/or development of the Company’s Intellectual Property.	2
d.	Material agreements regarding the use by the Company of the Intellectual Property or the intellectual property of any third party.	2
VI. REAL PROPERTY AND ENVIRONMENTAL
a.	Schedule of all direct and indirect real property interests acquired by the Company or proposed to be acquired by the Company (as owner in fee, through ownership of equity in a trust, partnership, limited liability company or corporation, as lessee, sublessee or mortgagee).	1
b.	Current key information regarding the Properties (e.g., square feet, purchase price, date of purchase, date of construction, street address, physical dimensions, age of roof if different than date of construction, and other physical information that a prospective purchaser would consider relevant).	1
c.	All agreements related to the acquisition, disposition or development of the Properties, including, without limitation, conveyance deeds.	1
d.	List of all properties under contract for purchase or sale by the Company and copies of such contracts.	1
e.	List of all properties currently being evaluated for acquisition or investment by the Company, including any letters of intent.	1
f.	All management, franchise, license and similar agreements (or a form of such agreement), including a schedule of such arrangements and material terms (e.g., fees, reimbursements, permitted transfers, transfer consent requirements, termination rights), and any amendments to any of these, with respect to the Properties.	1
g.	Copies of the lease form(s) used for the Properties and copies of all tenant leases, including a schedule of such tenant leases and material terms (e.g., occupancy, tenant delinquencies, tenant bankruptcies, standard and average rental rates, term).	1
h.	Copies of all existing title insurance policies for the Properties and copies of any title insurance commitments or updates for the Properties, if any, together with copies of all title exceptions listed therein such as easements, restrictions, licenses, encumbrances, and violations.	1

4

Mr. Eugene W. Landy

December 1, 2020

		Priority
i.	List of material contracts relating to the Properties, including contracts for repair, maintenance, rehabilitation or new construction now in progress or currently scheduled.	1
j.	With respect to the Properties, a schedule of significant projected capital improvements including any property improvement plans required pursuant to any franchise, license, management and similar agreement and all construction-related contracts.	1
k.	Current schedule of all ground leases, including material terms of such arrangements, and copies of all lease agreements for real property leased by the Company and their respective affiliates.	1
l.	Evidence of zoning compliance and certificates of occupancy, as applicable, and/or any notices regarding material violations of zoning, building codes or similar regulations.	1
m.	Copies of all material licenses and permits used in connection with the operation or occupancy of each Property and details regarding any violation, alleged violation or potential violation of any license or permit.	1
n.	Any government actions, including eminent domain takings, affecting the Properties.	1
o.	Any indemnity or similar agreements to which the Company is a party regarding any environmental matters relating to the Properties.	1
p.	Copies of all notices or demands from environmental agencies relating to the Properties.	1
q.	Property related tax matters, including any documentation regarding any deficiencies (proposed or threatened) or ongoing tax disputes and any material correspondence with the IRS or any local tax authority.	1
r.	Copies of all insurance policies (or certificates with respect thereto) covering the Properties, including, without limitation, flood insurance policies (as applicable).	1
s.	List of all Properties located in a flood zone.	1
t.	Copy of operating statements and a summary of capital expenditures pertaining to the Properties for the prior 12 months.	1
u.	List of material maintenance work orders for the prior 12 months and a list of warranties, if any, on roofs, air conditioning units, fixtures and equipment.	1
v.	Schedule of all easements, condemnations or other rights-of-way with respect to the Properties and copies of the same and a description of any easements or rights-of-way which are currently being sought.	2
w.	Copies of the most recent survey(s) and/or site plan(s) for each of the Properties.	2

5

Mr. Eugene W. Landy

December 1, 2020

		Priority
x.	Copies of all environmental audits, risk assessments or engineering consultants’ reports relating to any Property.	2
y.	Copies of any property condition or other similar reports for the Properties.	2
z.	List of material personal property owned by the Company located at each of the Properties.	2
VII. AUDIT RELATED MATTERS
a.	Lawyers’ litigation letters prepared for any auditors or accountants.	1
b.	Reports and opinion letters (e.g., management letters) of the accountants for the Company, and all other correspondence with its accountant relating to management and accounting procedures.	1
c.	A list of any material issues raised in management letters concerning controls.	1
d.	All written materials, if any, prepared in connection with a presentation by the auditors to the boards of directors, managers, general partners, managing members or other governing persons or entities.	1
e.	A list of any outstanding concerns or disputes with auditors.	1
f.	A description of any anticipated material write-offs or non-recurring charges.	1
g.	A description of any significant accounting issues or changes in policies or estimates.	1
h.	With respect to the Properties, property basis and depreciation schedules.	1
i.	All internal and external compliance, internal control and risk management assessments, manuals and policies.	3
VIII. LITIGATIONS, DISPUTES AND GOVERNMENT ACTIONS
a.	Schedule of and materials relating to, and a description of the status of, each presently threatened or pending material claim, litigation or arbitration, and of each material claim, litigation or arbitration concluded or settled, as to which the Company is a party or in which any of them may become involved (whether as plaintiff or defendant, and including specifically claims or proceedings before any federal or state commission or agency).	1
b.	Complaints, orders or other significant documents relating to pending or threatened matters involving claims of $10,000 or more or seeking injunctive or other equitable relief (other than as provided in response to VIII(a) above).	1
c.	Schedule of any litigation, claims, disputes or controversies (either pending, threatened or contemplated) involving any director, member, partner, trustee, manager, officer, employee or principal shareholder or equity holder, as the case may be, of the Company concerning bankruptcy, criminal matters, securities laws or business practices.	1
d.	Any decrees, orders or judgments of courts or governmental agencies to which the Company is a party or involving any person in his or her capacity as a director, member, partner, trustee, manager, officer, employee or principal shareholder or equity holder, as the case may be, of the Company under which there are continuing or contingent obligations.	1

6

Mr. Eugene W. Landy

December 1, 2020

		Priority
e.	A description of any material disputes, oral or written, with franchisors, managers, vendors, joint venture partners or similar entities.	1
f.	Descriptions of material liens, charges, security interests, pledges, covenants, agreements, restrictions and encumbrances.	1
g.	All material reports to, and filings and agreements with, any governmental agency or self-regulatory agency.	1
IX. INSURANCE
a.	With respect to the Company, a schedule of current insurance arrangements summarizing all policies, including, but not limited to:	1
	(i) Title insurance
	(ii) Property insurance
	(iii) Corporate liability insurance
	(iv) Directors and officers liability insurance
	(v) Stop-loss, catastrophic and similar insurance
	(vi) Terrorism insurance
	(vii) Other forms of insurance
b.	With respect to the Company, claims history received from insurer or third party administrator, including an indication of the status of such claims and any disputes.	3
X. REPORTS AND STUDIES
a.	Financial, operating and business plans for the next three years, including projected income statements, cash flows, and balance sheets, with assumptions.	1
b.	Management presentations and reports, including presentations and reports discussing business outlook and prospects and property operating/strategic plans.	1
c.	All market research and industry studies conducted, including any internal or outside consultant studies.	1
XI. MATERIAL TRANSACTIONS (ACQUISITIONS / DIVESTITURES, JVs, ETC.)
a.	Documentation relating to material acquisitions, divestitures, mergers, consolidations or similar transactions involving the Company, including pending or contemplated transactions.	1
b.	Any correspondence relating to any post-closing disputes, indemnification claims or purchase price adjustments involving the Company.	1
c.	Schedule setting forth the timing, nature and amount of any deferred consideration or earn-outs (whether or not contingent) involving the Company.	1
d.	List and provide copies of all partnership or joint venture agreements involving the Company. Please include in such list a description of the ownership, voting rights, other contractual arrangements and the involvement or interest of the Company, and any shareholder, member, partner, trustee, manager, general partner or officer thereof.	1

7

Mr. Eugene W. Landy

December 1, 2020

		Priority
e.	Any non-competition or similar agreements involving the Company, including any agreements, contracts or commitments restricting the Company from engaging in any line of business.	1
XII. OTHER MATERIAL CONTRACTS AND REQUIRED CONSENTS
a.	Schedule of all notifications required to be given to, or consents required from, any third party (including any governmental agency or instrumentality) required for the Transaction.	1
XIII. TAX MATTERS
a.	Please confirm that (x) there have been no mergers or consolidations involving the Company (or any of its subsidiaries) and C corporations and (y) the Company has not succeeded to any C corporation earnings and profits in connection with any non-taxable merger or similar transaction involving any other entity other than a C corporation. If any such mergers or consolidations have taken place, please provide information regarding (a) the date of such transaction(s), (b) the amount of C corporation earnings and profits and how such amount was determined, and (c) the mechanisms by which such C corporation earnings and profits were timely purged from the Company.	1
b.	To the extent that the Company directly or indirectly holds any asset the disposition of which would be subject to (or to rules similar to) section 1374 of the Code (or otherwise result in any “built-in gains” Tax under section 337(d) of the Code and the applicable Treasury Regulations thereunder), please provide detailed information regarding such asset including:	1
	(i) the date such asset was acquired;
	(ii) the manner in which such asset was acquired;
	(iii) the built-in gain on each such asset as of the date of its acquisition by the Company, including the adjusted tax basis and fair market value of the asset on the relevant acquisition date; and
	(iv) information regarding whether any such built-in gains tax has been recognized to date.
c.	Please describe any stock or other equity investments held or acquired by the Company, other than the stock of publicly offered REITs, QRSs or TRSs.	1
d.	Please provide the Company’s tax compliance schedules showing:	2
	(i) compliance with the asset tests for each quarter of the Company’s 2012-2019 taxable years;
	(ii) compliance with the gross income tests for the Company’s 2012-2019 taxable years; and

8

Mr. Eugene W. Landy

December 1, 2020

		Priority
	(iii) compliance with the distribution tests for the Company’s 2012-2019 taxable years.
e.	Please provide copies of the federal and state income tax returns for each of the Company and any of its subsidiaries filing tax returns for their 2012-2019 taxable years.	2
f.	To the extent not already provided, please provide copies of any tax elections made by the Company or any of its subsidiaries since inception, including, without limitation, TRS elections and Section 754 elections.	2
g.	Please provide current tax basis balance sheets showing the Company’s assets and liabilities (whether owned directly or through lower-tier entities).	2
h.	Please provide materials showing the Company’s compliance with the 5/50 test for the 2012-2019 taxable years.	2
i.	Please provide copies of any analyses, memoranda (including, without limitation, FIN 48 memos, tax memos provided to auditors or tax memos or analysis from outside tax advisors), opinions (including accompanying officer’s certificates) or correspondence (including substantive emails) regarding any tax issue of the Company or any of its subsidiaries, including, but not limited to, the Company’s qualification as a REIT.	2
j.	If the Company has completed property services questionnaires, please provide copies of all questionnaires completed since October 1, 2012. In the absence of such questionnaires, please provide a narrative description of any services provided.	2
k.	Please confirm that the Company sent shareholder demand letters for each of its 2012-2019 taxable years and provide copies of any responses received.	2
l.	Please describe any instances in which the Company has relied upon “REIT savings” clauses to cure any REIT qualification violations.	2
m.	Please provide copies of any private letter ruling requests or presubmission memoranda submitted to the IRS and any private letter rulings received from the IRS by the Company or any of its subsidiaries. Please also provide copies of any requests for closing agreements submitted to the IRS and any closing agreements entered into with the IRS.	2
n.	Please provide descriptions of any tax shelters or aggressive tax planning techniques entered into or utilized by the Company or any of its subsidiaries, along with any filings with the IRS (or any state taxing authority) with respect to any “reportable transaction” (or state equivalent).	2
o.	Please either confirm that there is no pending audit of the Company or any of its subsidiaries, or describe any such audit. Also confirm that none of the Company or any of its subsidiaries has waived or extended the statute of limitations with respect to any open tax year.	2
p.	Please describe any loan held by the Company or any of its non-TRS subsidiaries (including the acquisition of an interest in a loan), where the Company or the non-TRS subsidiary, as applicable, is the lender, that has not been fully secured by real property during the term of the loan or any equity securities (other than equity securities of a TRS, QRS, or any entity taxed as a partnership for federal income tax purposes) acquired by the Company or any of its non-TRS subsidiaries.	3

9

Mr. Eugene W. Landy

December 1, 2020

		Priority
q.	Please list any related party tenants of the Company and the amount of rent received from, or anticipated to be received from, such tenants in 2012- 2019 and 2020, as applicable.	3
r.	Please describe any situations in which the Company derives income from independent contractors that perform services at the related property, including, but not limited to, rental income from any such independent contractors.	3
s.	Please provide a schedule listing any properties of the Company or any of its subsidiaries with respect to which the fair market value of the personal property exceeds 15% of the aggregate fair market value of the real and personal property.	3
t.	Please provide a list of any sales of properties via taxable transactions by the Company since October 1, 2012. For each such property sold, please list the dates on which it was acquired and sold, the amount of tax gain or loss on the disposition, the reason(s) for the disposition, and confirm that the aggregate expenditures made during the two years preceding the sale and includable in the property’s basis did not exceed 30% of the net sales price of the property. Please also provide any opinions (or other memoranda or analyses) addressing why such dispositions do not constitute prohibited transactions.	3
u.	Please describe any hedging transactions entered into by the Company or any of its non-TRS subsidiaries. To the extent the applicable company has treated those transactions as qualifying liability hedges under section 856(c)(5)(G) of the Code, please provide copies of the documentation showing that those transactions were clearly and timely identified as hedging transactions in accordance with section 1221(a)(7) of the Code and Treasury Regulations section 1.1221-2.	3

10

Mr. Eugene W. Landy

December 1, 2020

Appendix III

PRIVATE & CONFIDENTIAL

Monmouth Real Estate Investment Corporation

101 Crawfords Corner Road

Suite 1405

Holmdel, New Jersey 07733

Attention: Eugene W. Landy, Chairman of the Board and Executive Director

Re: Exclusivity Agreement

Dear Mr. Landy:

This letter agreement (this “Agreement”) sets forth our understanding with respect to certain matters relating to our negotiations regarding a potential transaction (a “Potential Transaction”) between Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Company”), and Blackwells Capital LLC (“Blackwells”). The Company and Blackwells are referred to individually herein as a “Party,” and collectively herein as the “Parties.”

In order to induce Blackwells to devote additional time and resources in consideration of a Potential Transaction and in consideration therefor, from the date of this Agreement until the earlier of (i) the execution of a definitive agreement involving a Potential Transaction by the Parties and (ii) and 11:59 p.m. Eastern Time on February 5th 2021 (the “Exclusivity Period”), the Company agrees that it shall negotiate exclusively with Blackwells with respect to a Potential Transaction, and the Company shall not, and it shall cause its Representatives (as defined below) not to, directly or indirectly (i) initiate, solicit, encourage or assist any inquiries or the making of any proposal or offer concerning an Alternative Transaction (as defined below), including by way of furnishing or otherwise making available any non-public information or data concerning the Company or any assets owned (in whole or in part) by the Company or by providing or permitting access to any of the properties of the Company; (ii) engage in, continue or otherwise participate in any discussions, communications or negotiations with any person concerning an Alternative Transaction or that could reasonably be expected to lead to an Alternative Transaction; (iii) enter into any agreement or agreement in principle (in each case, whether written or oral) with any person concerning an Alternative Transaction or that could reasonably be expected to lead to an Alternative Transaction; (iv) grant any waiver, amendment or release under any standstill or confidentiality agreement concerning an Alternative Transaction or that could reasonably be expected to lead to an Alternative Transaction; or (v) otherwise facilitate any effort or attempt by any person to make a proposal or offer concerning an Alternative Transaction or that could reasonably be expected to lead to an Alternative Transaction.

Mr. Eugene W. Landy

December 1, 2020

As used in this Agreement, the term (i) “Representatives” means, with respect to a Party, such Party’s stockholders, affiliates, directors, officers, employees, agents, investment bankers, attorneys, accountants, consultants, advisors and other representatives, and (ii) “Alternative Transaction” means, other than any transaction solely with Blackwells, any transaction, or any solicitation, inquiry, offer or proposal concerning a transaction, to, directly or indirectly (a) purchase or otherwise acquire 5% or more of the outstanding shares of any class of equity securities or debt securities of the Company or its subsidiaries or any interests therein, (b) effect any merger, share exchange, tender offer, business combination, consolidation, joint venture, restructuring, reorganization, recapitalization, spin-off, split-off or other alternative transaction involving any capital stock, businesses or assets of the Company, or (c) transfer, sell or lease 5% or more of the assets and properties of the Company or interests therein. The Company shall be responsible for any breach of the terms of this Agreement by any of its Representatives.

Upon the execution of this Agreement, the Company shall, and shall cause its Representatives to, immediately cease any discussions, communications or negotiations with, or any solicitation, encouragement or assistance of, any person and terminate access to any virtual or electronic data room provided to any person, in each case that may be ongoing with respect to an Alternative Transaction or that could reasonably be expected to lead to an Alternative Transaction. In the event that the Company receives an unsolicited inquiry, offer or proposal with respect to an Alternative Transaction during the Exclusivity Period, or obtains information that such an inquiry, offer or proposal is likely to be made, the Company will provide Blackwells with immediate notice thereof, which notice shall include the terms of, and the identity of the person or persons making, such inquiry, offer or proposal.

The Parties acknowledge that the execution and delivery of this Agreement does not create any legally binding obligations between the Parties relating to the Potential Transaction except those specifically set forth herein. Each Party acknowledges and agrees that this Agreement expresses the Parties’ interests in continuing discussions regarding the Potential Transaction and is not intended to, and does not, create any legally binding obligation on either Party to consummate the Potential Transaction. Such an obligation will arise only upon the execution and delivery of final definitive agreements relating to the Potential Transaction.

The existence of this Agreement, the terms hereof and any communications regarding it constitute confidential information to be treated by the Parties in accordance with the terms of the Confidentiality Agreement, dated as of [                  ], 2020 by and between the Parties.

The Parties acknowledge that a breach of this Agreement would cause irreparable harm for which monetary damages would be an inadequate remedy. Accordingly, each Party agrees that the other Party shall be entitled to seek equitable relief in the event of any breach or threatened breach of this Agreement, including injunctive relief against any breach hereof and specific performance of any provision hereof, in addition to any other remedy to which such other Party may be entitled. The Parties further agree that no Party shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this paragraph, and each Party waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

2

Mr. Eugene W. Landy

December 1, 2020

This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to any choice or conflict of law provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Maryland. With respect to any action or proceeding between the parties arising out of or relating to this Agreement, each party: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Circuit Court of Baltimore City of the State of Maryland or, to the extent such court does not have subject matter jurisdiction, the United States District Court for the State of Maryland, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with the preceding clause (a), (c) waives any objection to laying venue in any such action or proceeding in such courts, and (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party. Each party irrevocably waives any and all rights to trial by jury in any action or proceeding between the parties arising out of or relating to this Agreement.

In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be invalid or unenforceable, the remaining portions hereof shall remain in full force and effect and such provision shall be enforced to the maximum extent possible so as to effect the intent of the Parties, and shall in no way be affected, impaired, or invalidated.

Please confirm your agreement with the foregoing by signing and returning one copy of this Agreement to the undersigned, whereupon this Agreement shall become a binding agreement between the Company and Blackwells.

Very truly yours,

Blackwells Capital LLC

By:
Name:	Jason Aintabi
Title:	Chief Investment Officer

ACCEPTED AND AGREED:

Monmouth Real Estate Investment
Corporation

By:
Name:	Eugene W. Landy
Title:	Chairman of the Board and Executive
Director

3

Monmouth Real Estate Investment Corporation

BELL WORKS
101 CRAWFORDS CORNER ROAD
SUITE 1405
HOLMDEL, NEW JERSEY 07733
A Public REIT Since 1968

INTERNET:	(732) 577-9996	EMAIL:
www.mreic.reit	FAX: (732) 577-9981	mreic@mreic.com

December 10, 2020

VIA E-MAIL AND OVERNIGHT DELIVERY

Blackwells Capital

800 Third Avenue, 39th Floor

New York, NY 10022

Attn: Jason Aintabi

Dear Mr. Aintabi:

I received your letter dated December 1, 2020, provided a copy of it to the Board of Directors of Monmouth Real Estate Investment Corporation and the Board has considered your offer contained in the letter. Thank you for your interest in Monmouth, and we are glad to hear that one of our shareholders shares our confidence in Monmouth’s long-term business plans. After discussion of your offer and other matters relevant to the Board’s determination, the Board of Directors has determined that pursuing a sale of the Company at this time would not be in the best interest of the Company.

Very truly yours,

/s/ Eugene W. Landy
Eugene W. Landy

Blackwells Offers to Acquire Monmouth Real Estate Investment Corporation

Makes All-Cash Offer to Acquire Company for $18.00 per Share

Offer Represents 21.6% Premium to Unaffected Share Price as of December 1, 2020,

and 24.8% Premium Over 6-Month VWAP

Calls on Board to Form Independent Special Committee to Evaluate Offer

NEW YORK, Dec. 21, 2020 (GLOBE NEWSWIRE) — Blackwells Capital LLC (together with its affiliates “Blackwells”), an alternative investment management firm that is one of the largest owners of Monmouth Real Estate Investment Corporation (NYSE: MNR) (“Monmouth” or the “Company”), announced today that on December 18, 2020, it submitted an offer letter to the Company’s Board of Directors (the “Board”) outlining an all-cash offer to acquire Monmouth for $18.00 per share.

Blackwells’ offer represents a 21.6% premium to the unaffected share price as of December 1, 2020 (at which time Blackwells privately submitted its first all-cash offer to the Chairman of the Board, Eugene Landy), and exceeds the unaffected three-month and six-month VWAPs by 23.8% and 24.8%, respectively. The all-cash transaction is valued at approximately $3.8 billion, including the assumption of debt.

Jason Aintabi, Chief Investment Officer of Blackwells, said, “As a public company, Monmouth has significantly underperformed comparable industrial REITs over the last five years, further exacerbated by the stock’s lack of liquidity. Blackwells’ cash offer provides shareholders immediate liquidity at a 17% premium above consensus net asset value – though the stock has long traded at a discount to it. Our offer also represents a premium to unaffected price well above the average premium for completed REIT deals over the last five years.”

Added Aintabi, “After we privately made our first offer on December 1, I had a constructive dialog with the Company’s CEO Michael Landy, who expressed enthusiasm and a desire to engage. Soon thereafter, we received a puzzling follow-up letter from Michael’s father, Chairman Eugene Landy, indicating that on second thought Monmouth would not engage with us, because exploring our offer would ‘not be in the best interests of the company.’ For myriad and tangible reasons, Monmouth in its current state, does not belong in the public markets. Pursuing our offer is the best way to maximize value for all Monmouth shareholders.”

Blackwells believes that a Special Committee of the Board, excluding Landy family members, Landy family affiliates, and those directors affiliated with UMH Properties, Inc., should be formed to objectively review the new Blackwells offer.

Blackwells is now making its offer public, to ensure all Monmouth shareholders have equal access to this information, in light of unusual trading volumes and share price dynamics since the submission of our first offer privately to the Company.

The full text of the offer letter follows:

December 18, 2020

Mr. Eugene W. Landy

Chairman of the Board and Executive Director

Monmouth Real Estate Investment Corp.

401 Crawfords Corner

Suite 1405

Holmdel, NJ 07733

RE: Proposal for Acquisition of Monmouth

Dear Mr. Landy:

It is my pleasure on behalf of Blackwells Capital LLC (“Blackwells” or “we”) to submit this preliminary proposal for the negotiated acquisition of Monmouth Real Estate Investment Corporation (the “Company” or “you”) by Blackwells (the “Transaction”). Blackwells has made a substantial investment in the common stock of the Company and is one of the Company’s largest shareholders.

Blackwells proposes to acquire 100% of the outstanding equity interests in the Company for $18.00 per share of common stock, par value $0.01 per share, in cash, subject to the terms set forth below (the “Proposal”). The Transaction will provide your stockholders with a substantial premium to recent trading prices of the stock and an attractive value for their shares. Our Proposal provides stockholders with compelling value, low execution risk and a quick timeline to closing.

Blackwells is a leading global alternative asset manager, founded in 2016 by Jason Aintabi, its Chief Investment Officer. Blackwells has an extensive background in real estate, with existing public and private investments in similar assets to the Company. Throughout their careers, Blackwells’ principals have invested globally on behalf of leading public and private equity firms and have held operating roles and served on the boards of media, energy, technology, insurance and real estate enterprises.

Blackwells looks forward to working collaboratively with the Company’s Board of Directors to finalize our Proposal. Having analyzed publicly available information about the Company comprehensively, we believe you have an attractive portfolio of high-quality properties, demonstrated portfolio and NOI growth, and conservative expense management. We have a tremendous amount of respect for the Company’s history, and the amount of diligent effort and foresight the Landy family has employed in achieving the Company’s success to date.

Proposal

Value: Blackwells proposes an all-cash acquisition of 100% of the outstanding shares of the Company for $18.00 per share of common stock, par value $0.01 per share, reflecting a 21.6% premium to the unaffected market price of $14.80 prior to our offer and premiums to the then 52-week high ($15.53) and 52-week low ($8.42) of 15.9% and 113.8%, respectively. Notably, the proposed price exceeds the unaffected 1-month, 3-month, and 6-month VWAPs by 19.3%, 23.8%, and 24.8%, respectively1.

Financing: We would expect to finance the Transaction with a combination of debt and equity. Blackwells’ internal resources, as well as certain limited partner commitments, conditioned on completion of satisfactory diligence investigations, will fund the equity portion of the Transaction. We have engaged [REDACTED] to arrange the debt financing of the Proposal; its highly confident letter is attached as Appendix I to this letter.

2

Below please find our expected sources and uses to finance the Transaction:

($ in millions)	Sources & Uses[2]

Uses of Funds		$		%

Purchase of Equity			[REDACTED]	[REDACTED]

Committed Acquisitions

Refinanced Debt

Refinanced Preferred

Mortgage Defeasance Costs

Debt Financing Expenses

Management Change of Control

Advisory Expenses

Total			$3,780	100.0%

Sources of Funds		$		%

Sponsor Equity			[REDACTED]	[REDACTED]

New Debt

Cash from Balance Sheet

Total			$3,780	100.0%

Due Diligence: The Proposal is subject to our completion of standard confirmatory diligence. Given our industry experience and the substantial preparatory work we have done, we can proceed expeditiously with the requisite due diligence and simultaneously negotiate a definitive agreement. Our work would include customary property-level diligence, financial diligence, and confirmatory legal, accounting and tax reviews. We have engaged [REDACTED] as our legal advisor in connection with the Proposal and are prepared to enter into a confidentiality agreement with you to facilitate these reviews. Given our and our advisors’ experience with transactions of this type, we expect to be able to complete the required due diligence and enter into definitive documentation within 45 days. A preliminary copy of our due diligence request list is attached as Appendix II to this letter. We are eager to commence work, and our team is available immediately.

Closing Conditions: The consummation of the Transaction will be subject to limited customary closing conditions for a public company transaction of this nature.

3

Exclusivity: We propose to enter into exclusive bilateral negotiations with you and work expeditiously to sign and announce the Transaction. We would expect the Transaction to provide for a customary “Go-Shop” period. A copy of our proposed exclusivity agreement is attached as Appendix III to this letter.

Reviews and Approvals: This letter has been reviewed and approved by our investment committee.

Management and Founders: We are impressed with the management team and prior to executing a definitive agreement, we would expect customary access to management to discuss their continuing roles. We are also happy, at the appropriate time, to discuss the Landy family’s goals and desires for future involvement with the Company, including continuing participation in the equity ownership of the Company.

This letter does not constitute a binding obligation or commitment of either party or its affiliates to proceed with any transaction. No such obligations will be imposed on either party or its affiliates unless and until a mutually acceptable definitive agreement is formally entered into by both parties.

We look forward to working collaboratively with the Board and its advisors to advance our Proposal. Please contact me at your earliest convenience to discuss next steps.

Sincerely,

/s/

Jason Aintabi

Appendix I

[FINANCIAL INSTITUTION ADDRESS]

12/01/2020

Blackwells Asset Management LLC

800 Third Avenue, 39th Floor

NY, NY 10022

Attention:

Mr. Jason Aintabi

Chief Investment Officer

Re: Acquisition Financing – Highly Confident Letter Ladies and Gentlemen:

You have informed [REDACTED] (“[REDACTED]”) that you are presently considering a transaction pursuant to which you and/or one or more of your affiliates (collectively, the “Sponsor”) would (i) acquire (the “Acquisition”), through a newly-formed corporation (“Newco”) wholly-owned by the Sponsor and other equity investors reasonably acceptable to [REDACTED] (collectively with the Sponsor, the “Equity Investors”), all or substantially all of the outstanding equity interests of, or all or substantially all of the business (including, without limitation, all assets, licenses and related operations) of, a company identified to us and code- named “[REDACTED]” (together with its subsidiaries, the “Acquired Business”) and (ii) refinance substantially all of the existing indebtedness of the Acquired Business and pay any and all accrued and unpaid interest and call premiums thereon (the “Refinancing”). We understand that the Acquired Business shall be acquired free of indebtedness and preferred stock, with such exceptions (if any) for any existing indebtedness as may be agreed to by [REDACTED].

4

[REDACTED] further understands that the sources of funds needed to effect the Acquisition and the Refinancing, to pay all fees and expenses incurred in connection with the Transaction (as defined below) and to provide for the working capital needs and general corporate purposes of Newco and its subsidiaries after giving effect to the Transaction shall be provided through:

(i)  a cash common equity financing to be provided by the Equity Investors in an aggregate amount of not less than approximately 25% of the pro forma total consolidated capitalization of Newco and its subsidiaries after giving effect to the Transaction (the “Equity Financing”); and

(ii)  third-party debt financing consisting of mortgage secured notes (the “Senior Mortgage Debt”) to be issued by Newco (either pursuant to a bridge financing or by private placement; all or a portion of the Senior Mortgage Debt may be in the form of an CMBS execution, and may include a mezzanine debt portion secured by equity pledges) in an aggregate principal amount of $2,640 million (the “Senior Acquisition Financing”)

The Acquisition, the Refinancing, the Equity Financing and the Senior Acquisition Financing collectively are herein called the “Transaction”.

[REDACTED] is pleased to inform you that, based on our preliminary review of certain financial information and projections provided by you to us, our understanding of the Transaction as described above and current market conditions and subject to the satisfaction of all conditions outlined below, we are highly confident in our ability to arrange and/or place the Senior Acquisition Financing (directly and/or through one or more of our affiliates) to finance, in part, the Transaction.

You understand and agree that our confidence in our ability to arrange and/or place the Senior Acquisition Financing is subject to, among other things, (i) there not having occurred any material adverse change in the condition (financial or otherwise), results of operations, business, assets, property, liabilities or prospects of the Acquired Business since the date of the most recent audited financial statements available on the date hereof for the Acquired Business, (ii) the terms and structure of the Senior Acquisition Financing and the Equity Financing being acceptable to [REDACTED], (iii) the negotiation, execution and delivery of documentation for each component of the Transaction and related transactions in form and substance satisfactory to [REDACTED], (iv) [REDACTED]’s and its representatives’ completion of and satisfaction with the results of their business and legal due diligence with respect to the Acquired Business and the Transaction, including, but not limited to, proposed business plans and projections and financial, accounting, environmental, tax, litigation, labor and pension matters, (v) the availability of audited and unaudited historical financial statements of the Acquired Business and pro forma financial statements of Newco and its subsidiaries after giving effect to the Transaction, in each case reasonably acceptable to [REDACTED] and in form and presentation as required by the Securities Act of 1933, as amended, and the rules and regulations thereunder applicable to registration statements filed thereunder, (vi) there not having been any disruption or material adverse change in the syndication market for credit facilities or the financial or capital markets in general, in the judgment of [REDACTED], (vii) [REDACTED] having been engaged to and having a reasonable time to arrange and market the Senior Acquisition Financing based on [REDACTED]’s experience in comparable transactions, (viii) satisfaction of all other conditions [REDACTED] would require to be fulfilled with respect to the Senior Acquisition Financing, and (ix) there is sufficient real estate collateral value that is free and clear of existing encumbrances and / or liens that would prevent the perfection of a mortgage security interest by the Senior Acquisition Financing.

5

You understand and agree that (i) we assume no responsibility for independently verifying any information provided to us in connection with our evaluation of the Transaction and that we have relied upon such information being complete and accurate in all material respects, (ii) this letter does not constitute a commitment on the part of, or engagement of, [REDACTED] or any of its affiliates to provide, arrange, place, underwrite and/or participate in any or all of the Senior Acquisition Financing or any other financing, on the terms described herein or otherwise, and that neither [REDACTED] nor any of its affiliates are under any obligation, as a result of this letter or otherwise, to provide or offer to provide any such commitment or engagement and (iii) [REDACTED] cannot make any commitments on behalf of any of its affiliates. Any commitment or engagement by [REDACTED] or any of its affiliates, if forthcoming, in respect of the Senior Acquisition Financing or any other financing would be evidenced by a separate written agreement executed by [REDACTED] (or a designated affiliate thereof) and would be subject to, among other things, (x) [REDACTED]’s and its representatives’ completion of and satisfaction with the results of their business and legal due diligence as outlined above, (y) [REDACTED]’s receipt of all credit, business selection, conflicts and other internal approvals of [REDACTED] and its relevant affiliates and our verification of all assumptions we have made and (z) the satisfaction of all conditions we would require to be fulfilled with respect thereto.

None of [REDACTED], any of its affiliates or any of their respective directors, officers, employees, representatives and agents shall be responsible or liable to you or any other person or entity for any damages or amounts of any kind or character which may be alleged as a result of this letter or the proposed Transaction, or any other transactions contemplated hereby. This letter is not intended to confer any benefits upon, or create any rights in favor of, any person or entity and may not be relied upon by any person or entity.

You acknowledge that (i) [REDACTED] may share with any of its affiliates, and such affiliates may share with [REDACTED], any information (including as relating to creditworthiness) related to the Transaction, the Sponsor, Newco or the Acquired Business (and each of their respective subsidiaries and affiliates), or any of the matters contemplated hereby and (ii) [REDACTED] and its affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which you or the Acquired Business may have conflicting interests regarding the transactions described herein and otherwise. [REDACTED] agrees to treat, and cause any such affiliate to treat, all non-public information provided to it by you and the Acquired Business as confidential information in accordance with customary banking industry practices.

You agree that this letter is for your confidential use only and that, unless [REDACTED] has otherwise consented in writing, neither its existence nor the terms hereof will be disclosed by you to any person or entity other than (x) your officers, directors, employees, accountants, attorneys and other advisors and (y)  the Acquired Business and its officers, directors, shareholders, employees, accountants, attorneys and other advisors, and then (in either case) only on a “need to know” basis in connection with the transactions contemplated hereby and on a confidential basis. Notwithstanding the foregoing, (i) you may file a copy of this letter in any public record in which it is required by law, in the opinion of your counsel, to be filed, and (ii) you may make such other public disclosure of the terms and conditions hereof as, and to the extent, you are required by law, in the opinion of your counsel, to make; provided that, in any such case, you shall provide written notification to [REDACTED] in advance of such disclosure.

6

We look forward to working with you to complete the proposed Transaction successfully.

Very truly yours,

[REDACTED]

About Blackwells Capital

Blackwells Capital was founded in 2016 by Jason Aintabi, its Chief Investment Officer. Since that time, it has made investments in public securities, engaging with management and boards, both publicly and privately, to help unlock value for stakeholders, including shareholders, employees and communities. Throughout their careers, Blackwells’ principals have invested globally on behalf of leading public and private equity firms and have held operating roles and served on the boards of media, energy, technology, insurance and real estate enterprises. For more information, please visit www.blackwellscap.com

Contact:

Gagnier Communications

Dan Gagnier / Jeffrey Mathews

646-569-5897

Blackwells@gagnierfc.com

[1]	Market data as of 12/1/2020.

[2]	Balance sheet data as of 9/30/2020. Pro forma for issuance of 1.4 million units of Series C Preferred Stock.

7

BLACKWELLS CAPITAL LLC

800 Third Avenue, 39th Floor

New York, NY 10022

December 23, 2020

BY OVERNIGHT DELIVERY AND ELECTRONIC MAIL

Monmouth Real Estate Investment Corporation

101 Crawfords Corner Road, Suite 1405

Holmdel, NJ 07733

Attn:	Michael D. Prashad

General Counsel and Corporate Secretary

Re:	Notice of Intention to Nominate Individuals for Election as Directors and to Submit Business Proposals for Consideration at the 2021 Annual Meeting of Stockholders of Monmouth Real Estate Investment Corporation

Dear Mr. Prashad:

This letter serves as notice to Monmouth Real Estate Investment Corporation, a Maryland corporation (“Monmouth” or the “Company”), as to the nomination by Blackwells Capital LLC, a Delaware limited liability company (“Blackwells” or the “Nominating Stockholder”), of nominees for election to the Company’s Board of Directors (the “Board”) and the submission of business proposals to be brought before the Company’s stockholders at the 2021 annual meeting of stockholders of the Company, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (collectively, the “Annual Meeting”). This letter and all Exhibits attached hereto, which are incorporated herein by reference, are collectively referred to as the “Notice.”

As of the date of the Notice, the Nominating Stockholder and its affiliates beneficially own in the aggregate 3,616,333 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), including 280,000 shares of Common Stock underlying call options exercisable within sixty (60) days of the date hereof and 100,000 shares of Common Stock underlying put options exercisable within sixty (60) days of the date hereof. As of the date of the Notice, the Nominating Stockholder is the direct owner of 175,100 shares of Common Stock, including 100 shares of which are held in record name by the Nominating Stockholder, 125,000 shares of Common Stock underlying call options exercisable within sixty (60) days of the date hereof, and 25,000 shares of Common Stock underlying put options exercisable within sixty (60) days of the date hereof. As of the date of the Notice, the Nominating Stockholder, together with Jason Aintabi and the Nominees (as defined below) (collectively, the “Group”) beneficially own in the aggregate approximately 3,780,670 shares of Common Stock, including 280,000 shares of Common Stock underlying call options exercisable within sixty (60) days of the date hereof and 100,000 shares of Common Stock underlying put options exercisable within sixty (60) days of the date hereof, representing approximately 3.9% of the outstanding shares of Common Stock.

Through the Notice and consistent with Company’s Bylaws, as amended and restated (the “Bylaws”), the Nominating Stockholder hereby submits, and notifies you of its intent to submit six (6) business proposals for consideration by stockholders at the Annual Meeting (each a “Proposal” and collectively, the “Proposals”).

Through the Notice and consistent with the Bylaws, the Nominating Stockholder also hereby nominates, and notifies you of its intent to nominate at the Annual Meeting, each of Craig M. Hatkoff, Jennifer M. Hill, Allison Nagelberg and Todd S. Schuster as a nominee to be elected as a Class III director to the Board at the Annual Meeting (each, a “Nominee,” and collectively, the “Nominees”) to serve for three-year terms or until his or her respective successor is duly elected and qualified. Catherine B. Elflein, Eugene W. Landy, Michael P. Landy and Samuel A. Landy are Class III directors whose terms naturally expire at the Annual Meeting. Therefore, the Nominating Stockholder believes that four (4) seats on the Board will need to be filled at the Annual Meeting. Depending on the size of the Board and the number of candidates up for election at the Annual Meeting, the Nominating Stockholder reserves the right to either withdraw certain or all of its Nominees or to nominate additional nominees for election to the Board at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of the Nominating Stockholder that any attempt by the Company to increase the size of the current Board without the input and approval of the Company’s stockholders prior to the Annual Meeting will constitute an unlawful manipulation of the Company’s corporate machinery.

If the Notice shall be deemed for any reason by a court of competent jurisdiction to be ineffective or deficient with respect to the nomination of any of the Nominees or the submission of any of the Proposals by the Nominating Stockholder, or if any individual Nominee shall be unable to serve for any reason, the Notice shall continue to be effective with respect to the remaining Nominee(s) and/or the Proposals and as to any replacement nominee(s) selected by the Nominating Stockholder.

Below please find information required by Article II, Sections 11 and 12 of the Bylaws. The inclusion or incorporation by reference of information in the Notice shall not be deemed to constitute an admission that any such information is required by Article II, Sections 11 or 12 of the Bylaws. Information included in any subsection below shall also be deemed to be information provided in response to items requested in any other subsection of the Notice. With respect to any information required by the Bylaws, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”) or any other applicable statutory provision, with respect to the Notice, the Nominating Stockholder, where there is an absence of responsive information in the Notice, the Exhibits and/or the information incorporated by reference herein, the absence of responsive information indicates that there is no responsive information to disclose pursuant to the Bylaws, applicable law or otherwise.

A.	As to each Nominee, all information relating to such person that is required to be disclosed in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act and the rules and regulations promulgated thereunder:

Craig M. Hatkoff, age 66, currently serves as Executive Chairman of LEX Markets, a real estate and alternative asset fintech start-up, and has served in this capacity since April 2019. From 1978 to 1990, Mr. Hatkoff worked at Chemical Bank where he started and served as Co-Head of the Real Estate Investment Banking Unit and was a pioneer in the creation and development of the commercial mortgage-backed securities market. Mr. Hatkoff has served as a Director of Colony Capital, Inc., a public real estate investment trust that focuses on global digital infrastructure, since February 2019. Mr. Hatkoff has served as a Director of Subversive Capital Acquisition Corp., a Canadian SPAC listed on the Toronto-based NEO Exchange, since February 2019, and as a Director of SL Green Realty Corp., a public real estate investment trust and the largest owner of commercial real estate in Manhattan, since 2010. He served as a Director of Taubman Centers, Inc., a real estate investment trust engaged in the ownership, management and leasing of retail properties, from May 2004 to January 2019, and was a Co-Founder and Director of Capital Trust, Inc., a real estate investment management company, from 1997 to 2010. In 2001, he co-founded the Tribeca Film Festival along with Robert De Niro and Jane Rosenthal. Mr. Hatkoff also serves on the boards of a number of non-profit organizations including the Tribeca Film Institute which he co-founded in 2001, the Desmond Tutu Peace Foundation, Richard Leakey’s Wildlife Direct, the Child Mind Institute, The Rock and Roll Hall of Fame, Sesame Workshop and the Borough of Manhattan Community College Foundation. Mr. Hatkoff served as an Adjunct Professor at Columbia Business School from 1990 to 1994 where he created and taught the country’s first real estate capital markets program. He began teaching as an Adjunct Professor at Columbia again in 2015, co-creating the Think Bigger platform for innovation, design and creativity. He also served as a Trustee of the New York City School Construction Authority, from 2002 to 2004. Mr. Hatkoff received a Bachelor of Arts from Colgate University in 1976 and a MBA from Columbia Business School in 1978. The Nominating Stockholder believes Mr. Hatkoff’s innovation in the real estate and capital markets, knowledge of corporate governance and compliance-related matters and his experience with the financial markets generally make him qualified to serve as a director of the Company.

Jennifer M. Hill, age 55, currently serves as the Founder and CEO of Murphy Hill Consulting, a Connecticut-based consulting business providing consulting services focused on the financial services, asset management, insurance and risk management industries, since October 2017. Ms. Hill served as the Chief Financial Officer of Bank of America Merrill Lynch (NYSE: BAC) from 2011 to 2014. Prior to joining Bank of America, Ms. Hill was Group Director of Strategy and Corporate Finance at Royal Bank of Scotland, from 2008 to 2011. From 2006 to 2008, Ms. Hill was the Chief Financial Officer of Tisbury Capital Management and from 1996 to 2006, Ms. Hill served as a Managing Director of Goldman Sachs, & Co. Since January 2015, Ms. Hill has served as a member of the Board of Directors of Santander Asset Management, an international asset manager, where she is the Chair of the Audit Committee and a member of the Risk Committee and the Remuneration Committee. Ms. Hill also serves on the Boards of Directors of the Melqart Funds, which are London-based hedge funds focused on event-driven strategies; LaCrosse Milling, a Wisconsin-based oat milling company; and Arkadia Asset Management, a Swiss-based hedge fund. Ms. Hill received a Bachelor of Arts in Government and French from Hamilton College in 1987 and a MBA from Columbia University in 1994. The Nominating Stockholder believes Ms. Hill’s extensive experience in the financial services industry and specific knowledge of auditing issues qualify her to serve as a director of the Company.

Allison Nagelberg, age 56, is retired and provides pro-bono consulting services to non-profit organizations since January 2020. From 2000 until her retirement in December 2019, Ms. Nagelberg served as the General Counsel of the Company (NYSE: MNR), a public REIT investing in net-leased industrial properties. Ms. Nagelberg served as General Counsel of UMH Properties, Inc. (NYSE: UMH), a public REIT and related company of the Company that owns and operates manufactured housing communities, from 2000 to 2013. Ms. Nagelberg served as General Counsel of Monmouth Capital Corporation (NASDAQ: MONM) (“Monmouth Capital”), a public REIT investing in net-leased industrial properties, from 2000 to 2007, at which time Monmouth Capital became a wholly owned subsidiary of the Company. Ms. Nagelberg served as an associate at Weiss, Lennon & Sharfman, from 1991 to 1992 and worked at Carpenter, Bennett & Morrissey (now McElroy, Deutsch, Mulvaney & Carpenter, LLP), from 1987 to 1991. Ms. Nagelberg has also served in senior leadership roles in numerous non-profit, civic and advocacy organizations, including: the National Council and New Jersey Council of American Israel Public Affairs Committee (AIPAC), since 2016; the Redevelopment Agency of East Brunswick, New Jersey, of which she serves as Vice-Chair and Commissioner, since 2017; the Advisory Board of the Center for Real Estate at Rutgers Business School, from 2017 to 2019; the Central New Jersey Board of the Jewish National Fund (JNF), since 2017; the Board of Trustees of Congregation B’nai Tikvah, from 2002 to 2019, where she served as Co-President from 2013 to 2017; the Board of Trustees at the National Ramah Commission, from 2017 to 2019; the Steering and Strategic Planning Committees of Ramah Day Camp in Nyack, where she served as Chair, since 2015; the Board of Trustees at Illini Hillel – Cohen Center for Jewish Life, from 2016 to 2019; the Advisory Board of the Texas A&M Chabad, where she served as Chair, from 2015 to 2018; and the Board of Trustees of Special Strides, a therapeutic riding organization, from 2013 to 2020. Ms. Nagelberg received a Bachelor of Arts from Tufts University, a JD from New York University School of Law and a MBA from Rutgers University. The Nominating Stockholder believes that Ms. Nagelberg’s significant experience with identifying and managing risks facing public companies and particular insight on the Company qualify her to serve as a director of the Company.

Todd S. Schuster, age 60, has been an investor for his own account since 2015. He most recently served as a Senior Partner for Ares Management (NYSE: ARES) (“ARES”), a global alternative asset manager with over $140 billion of assets under management, from June 2013 to September 2015. While at ARES and during the same time period, he also served as Global Head of Real Estate Credit Investments and in that role served as the Co-Chief Executive Officer, then sole Chief Executive Officer, of Ares Commercial Real Estate Corporation (NYSE: ACRE), a publicly traded specialty finance company and real estate investment trust. During his tenure at ARES, Mr. Schuster served on ARES’ twelve-member Executive Committee and on the Investment Committee for all of ARES’ sponsored real estate debt and equity vehicles, which invested in both the US and Europe/UK. Mr. Schuster previously founded, and served as the Chief Executive Officer, and as a member of the Board of Directors, of CW Financial Services LLC, an investment and financial services firm, from 1992 to 2009. Since July 2020, he has served as a member of the board of directors of TPG Real Estate Finance Trust, a publicly held commercial real estate finance company. Mr. Schuster served on the Board of Directors of ACRE from April 2012 to September 2015, including as an independent director and member of the audit committee until May 2013. He also serves on the Board of Councilors at the Davis School at the University of Southern California. Mr. Schuster received a Bachelor of Arts from Tufts University in 1982. The Nominating Stockholder believes Mr. Schuster’s executive management experience, prior board experience and extensive background in the real estate industry qualify him to serve as a director of the Company.

As of the date of the Notice, (i) neither Ms. Hill nor Mr. Hatkoff owns any shares of Common Stock, (ii) Ms. Nagelberg is the beneficial owner of 64,088.5767 shares of Common Stock and (iii) Mr. Schuster is the beneficial owner of 100,248 shares of Common Stock. The acquisitions and dispositions of the Company’s securities made within the past two (2) years by each of Ms. Nagelberg and Mr. Schuster are included in Exhibit A hereto.

Each of the Nominees, the Nominating Stockholder and Mr. Aintabi disclaims beneficial ownership of shares of Common Stock except to the extent of his, her or its pecuniary interest therein.

Each of the Nominees is a citizen of the United States of America.

The age and principal business address of each Nominee is as set forth below:

Name	Age	Principal Business Address

Craig M. Hatkoff	66	25 West 39th Street
		New York, New York 10018

Jennifer M. Hill	55	741 Hollow Tree Ridge Road
		Darien, Connecticut 06820

Allison Nagelberg	56	51 Patton Drive
		East Brunswick, New Jersey 08816

Todd S. Schuster	60	c/o Blackwells Capital LLC
		800 Third Avenue, 39th Floor New York, New York 10022

The Nominating Stockholder believes that each of Messrs. Hatkoff and Schuster and Ms. Hill presently is, and if elected as a director of the Company, each of Messrs. Hatkoff and Schuster and Ms. Hill would be, an “independent director” within the meaning of (i) applicable New York Stock Exchange listing standards applicable to board composition, (ii) Section 301 of the Sarbanes-Oxley Act of 2002, and (iii) Item 407(a) of Regulation S-K (“Regulation S-K”) of the rules and regulations of the Securities and Exchange Commission. In making this determination, the Nominating Stockholder considered that none of Messrs. Hatkoff and Schuster and Ms. Hill is employed by the Company or has any other material relationship with the Company. None of Messrs. Hatkoff and Schuster and Ms. Hill is a member of the Company’s audit, compensation and nominating/corporate governance committee that is not independent under any such committee’s applicable independence standards. Due to her previous employment with the Company, described elsewhere in the Notice, the Nominating Stockholder believes that Ms. Nagelberg will not be considered an “independent director” of the Company, if elected as a director of the Company, under the applicable standards until January 1, 2023.

Effective January 1, 2017, Ms. Nagelberg entered into a three-year employment agreement with the Company, under which Ms. Nagelberg received an annual base salary of $358,313 for calendar year 2017, with increases of 5% for each of calendar years 2018 and 2019, plus bonuses and customary fringe benefits. In connection with her retirement, Ms. Nagelberg entered into a Letter Agreement with the Company, dated December 23, 2019, which effectively terminated her employment agreement consistent with its terms. Under the Letter Agreement the Company paid Ms. Nagelberg $395,039.54 on December 31, 2019 and will make payments at an annual rate of $395,039.54, payable bi-weekly through December 31, 2020 and paid a 2019 bonus of $30,000 on December 23, 2019.

Except as set forth in the Notice (including the Exhibits hereto), (i) during the past ten (10) years, no Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Nominee has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by any Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Nominee or any of his or her associates had any direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Nominee or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, nor with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the Annual Meeting; (xii) no Nominee holds any positions or offices with the Company; (xiii) no Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Nominees has been employed in the past five (5) years, is a parent, subsidiary or other affiliate of the Company. Except as set forth in the Notice (including the Exhibits hereto), (i) there are no material proceedings to which any Nominee or any of his or her associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten (10) years.

Each Nominee has consented to being named as a Nominee in the Notice and to serve as a director of the Company, if so elected (each, a “Consent” and collectively, the “Consents”). Such Consents are attached hereto as Exhibit B.

B.	As to the Nominating Stockholder:

(i)	The name and address of the Nominating Stockholder as they appear on the Company’s books and of the beneficial owner, if any, on whose behalf the nomination is made:

Name	Business Address

Blackwells Capital LLC	800 Third Avenue, 39th Floor
New York, New York 10022

Jason Aintabi	c/o Blackwells Capital LLC
800 Third Avenue, 39th Floor New York, New York 10022

BW Coinvest Management I LLC, wholly owned and member managed by Blackwells Asset Management LLC, wholly owned by Mr. Aintabi and of which Mr. Aintabi serves as the President & Secretary, is an “associate” (as defined by Rule 14a-1(a) of the Exchange Act) of Mr. Aintabi. The address for this entity is 800 Third Avenue, 39th Floor, New York, New York 10022.

(ii)	The class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the Nominating Stockholder and the beneficial owner.

Name	Class	Series	Beneficial Ownership	Record Ownership

Blackwells Capital LLC	Common Stock, par value $0.01	--	175,100 (consisting of (i) 75,100 shares of Common Stock directly owned, (ii) 125,000 shares of Common Stock underlying currently exercisable call options and (iii) 25,000 shares of Common Stock underlying currently exercisable put options, as described further below)	100

Name	Class	Series	Beneficial Ownership	Record Ownership

Jason Aintabi	Common Stock, par value $0.01	--	3,616,333 (consisting of (i) 175,100 shares of Common Stock owned by Blackwells which Mr. Aintabi, as Managing Partner of Blackwells, may be deemed to beneficially own, (ii) 3,211,233 shares of Common Stock owned by BW Coinvest Management I LLC, which Mr. Aintabi as the owner and President & Secretary of Blackwells Asset Management LLC, the owner and sole member of BW Coinvest Management I LLC, may be deemed to beneficially own, (iii) 55,000 shares of Common Stock underlying currently exercisable call options, as described further below, and (iv) 25,000 shares of Common Stock underlying currently exercisable put options, as further described below.)	0

BW Coinvest Management I LLC, wholly owned and member managed by Blackwells Asset Management LLC, wholly owned by Mr. Aintabi and of which Mr. Aintabi serves as the President & Secretary, is an “associate” (as defined by Rule 14a-1(a) of the Exchange Act) of Mr. Aintabi. This entity directly owns 3,211,233 shares of Common Stock, consisting of (i) 3,161,233 shares of Common Stock directly owned, (ii) 100,000 shares of Common Stock underlying currently exercisable call options, as described further below, and (iii) 50,000 shares of Common Stock underlying currently exercisable put options, as described further below.

Blackwells directly owns American-style call options referencing (i) 25,000 shares of Common Stock, which have an exercise price of $12.50 per share and expire on February 19, 2021, and (ii) 100,000 shares of Common Stock, which have an exercise price of $15.00 per share and expire on February 19, 2021. Blackwells directly owns American-style put options referencing 25,000 shares of Common Stock, which have an exercise price of $12.50 per share and expire on February 19, 2021. BW Coinvest Management I LLC directly owns American-style call options referencing 100,000 shares of Common Stock, which have an exercise price of $17.50 per share and expire on February 19, 2021. BW Coinvest Management I LLC directly owns American-style put options referencing 50,000 shares of Common Stock, which have an exercise price of $15.00 per share and expire on February 19, 2021. Mr. Aintabi, as Managing Partner of Blackwells, may be deemed to beneficially own the American-style call and put options beneficially owned by Blackwells, and, as the owner and President & Secretary of Blackwells Asset Management LLC, the owner and sole member of BW Coinvest Management I LLC, may be deemed to beneficially own the American-style put options beneficially owned by BW Coinvest Management I LLC. Mr. Aintabi directly owns American-style call options referencing 55,000 shares of Common Stock, which have an exercise price of $15.00 per share and expire on February 19, 2021. Mr. Aintabi directly owns American-style put options referencing 25,000 shares of Common Stock, which have an exercise price of $15.00 per share and expire on February 19, 2021.

Other than as set forth in the Notice (including the Exhibits hereto), neither the Nominating Stockholder nor Mr. Aintabi owns any securities of the Company, whether beneficially, directly or indirectly, nor do either of the Nominating Stockholder or Mr. Aintabi own any securities of the Company which are owned of record but not beneficially.

(iii)	A description of all arrangements or understandings between the Nominating Stockholder and each Nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the Nominating Stockholder.

On December 23, 2020, Blackwells and the Nominees entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, each of the parties (i) agreed to the joint filing on behalf of each of them of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Company, (ii) agreed to solicit proxies for the Proposals and the election of the Nominees to the Board at the Annual Meeting (the “Solicitation”), and (iii) Blackwells agreed to bear all expenses incurred in connection with the Solicitation.

The Nominating Stockholder has signed letter agreements with each Nominee, pursuant to which it has agreed to indemnify each Nominee against certain claims arising from the proposed nomination and the Solicitation and any related transactions. The Nominating Stockholder has also agreed to bear any and all legal fees incurred by Ms. Nagelberg in connection with the Solicitation.

Other than as disclosed in the Notice (including the Exhibits hereto), there are no arrangements or understandings between the Nominating Stockholder or its affiliates and the Nominees or any other person or persons pursuant to which the nominations are to be made by the Nominating Stockholder.

(iv)	A representation that the Nominating Stockholder intends to appear in person at the Annual Meeting to nominate the persons named in the Notice.

The Nominating Stockholder hereby represents that it intends to appear in person at the Annual Meeting to nominate the persons named in the Notice.

(v)	Any other information relating to the Nominating Stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A of the Exchange Act and the rules and regulations promulgated thereunder.

The solicitation is being made by the Nominating Stockholder. The Nominating Stockholder intends to solicit proxies in support of the Nominees’ election and the Proposals in accordance with applicable law and intends to comply with applicable requirements of the Exchange Act. Proxies may be solicited by mail, facsimile, telephone, electronic mail, internet, in person or by advertisements. Solicitations with respect to the election of the Nominees and the Proposals may also be made by certain employees of, and entities controlled by, the Nominating Stockholder, none of whom will, except as described elsewhere in the Notice, receive additional compensation for such engagement. The Nominees may make solicitations of proxies but will not receive compensation for such solicitation or for acting as nominees. The Nominating Stockholder may retain the services of a professional services firm for consulting and analytic services and solicitation services in connection with the Annual Meeting. The terms of such engagement, the anticipated costs involved in the solicitation and number of employees or other agents to be employed will be finalized only when such firm is selected and engaged. The total estimated amount to be spent in furtherance of the solicitation is $5 million, of which approximately $500,000 has been spent to date. The entire expense of soliciting proxies for the Annual Meeting by the Group is being borne by the Nominating Stockholder. The Nominating Stockholder does not intend to seek reimbursement from the Company of all expenses it incurs in connection with the solicitation of proxies for the election of the Nominees and the Proposals at the Annual Meeting.

The Nominating Stockholder is a private investment fund. Mr. Aintabi is the Managing Partner of the Nominating Stockholder.

The acquisitions and dispositions of the Company’s securities made within the past two (2) years by the Nominating Stockholder and Mr. Aintabi are included in Exhibit A hereto.

On December 1, 2020, the Nominating Stockholder submitted to the Company a preliminary proposal for the negotiated acquisition of the Company, and on December 18, 2020, the Nominating Stockholder submitted an all-cash offer to acquire the Company.

Except as set forth in the Notice (including the Exhibits hereto), (i) during the past ten (10) years, neither the Nominating Stockholder nor Mr. Aintabi has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) neither the Nominating Stockholder nor Mr. Aintabi directly or indirectly beneficially owns any securities of the Company; (iii) neither the Nominating Stockholder nor Mr. Aintabi owns any securities of the Company which are owned of record but not beneficially; (iv) neither the Nominating Stockholder nor Mr. Aintabi has purchased or sold any securities of the Company during the past two (2) years; (v) no part of the purchase price or market value of the securities of the Company owned by the Nominating Stockholder or Mr. Aintabi is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) neither the Nominating Stockholder nor Mr. Aintabi is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of the Nominating Stockholder nor of Mr. Aintabi owns beneficially, directly or indirectly, any securities of the Company; (viii) neither the Nominating Stockholder nor Mr. Aintabi owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) neither the Nominating Stockholder nor Mr. Aintabi or any of their respective associates had any direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) neither the Nominating Stockholder nor Mr. Aintabi nor any of their respective associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) neither the Nominating Stockholder nor Mr. Aintabi has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting.

C.	As to each matter the Nominating Stockholder proposes to bring before the Annual Meeting (i) a brief description of the business desired to be brought before the Annual Meeting, the reasons for conducting such business at the Annual Meeting, and any material interest of the Nominating Stockholder in the proposed business, (ii) the name and address of the Nominating Stockholder as it appears on the Company’s books and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the Nominating Stockholder and such beneficial owner, (iv) a description of all arrangements or understandings between the Nominating Stockholder and any other person or persons (including their names) in connection with the proposal of such business by the Nominating Stockholder and any material interest of the Nominating Stockholder in such business and (v) a representation that the Nominating Stockholder intends to appear in person at the Annual Meeting to bring such business before the Annual Meeting.

Proposal One

(i)	The Nominating Stockholder hereby proposes that the stockholders of the Company request, on a non-binding, advisory basis, that the Board take all necessary steps to declassify the Board such that directors are elected to the Board on an annual basis starting at the next annual meeting of stockholders. The declassification of the Board shall be done in the most expeditious manner available under Maryland law, and would not affect the unexpired terms of the previously elected directors.

The reason for conducting this business at the Annual Meeting is that the Nominating Stockholder believes that the de-classification of the Board is in line with best corporate governance practices. Annually elected boards instill accountability for performance and help align the Board’s interests with the interests of the stockholders.

Other than as described in the Proposals and the Notice, the Nominating Stockholder does not have any material interest in this Proposal One, including any anticipated benefit to the Nominating Stockholder.

(ii)	This information is included in Section B(i) of the Notice.

(iii)	This information is included in Section B(ii) of the Notice.

(iv)	There are no arrangements or understandings between the Nominating Stockholder, any person or persons in connection with this Proposal One. Other than as described in the Proposals and the Notice, the Nominating Stockholder does not have any material interest in this Proposal One, individually or in the aggregate, including any anticipated benefit to the Nominating Stockholder.

(v)	The Nominating Stockholder hereby represents that it intends to appear in person at the Annual Meeting to present this Proposal One.

Proposal Two

(i)	The Nominating Stockholder hereby proposes that the stockholders of the Company request, on a non-binding, advisory basis, that the Board promptly act by designating a Strategic Review Committee of the Board, fully comprised of independent directors, that shall, to the fullest extent permitted by Section 2-411 of Maryland General Corporation Law, have and that may exercise all the power and authority of the Board in conducting a strategic review process to pursue possible extraordinary transactions, including the power to engage a financial advisor to evaluate a potential sale of the Company and ensuring a fair and proper sale process.

The reason for conducting this business at the Annual Meeting is that the Nominating Stockholder believes that the Company should consider a sale of the Company, which would allow stockholders to realize uncaptured value (and maximize stockholder value), while providing liquidity to stockholders who cannot otherwise gain liquidity because of the lack of trading volume in the public markets for the Common Stock. The Nominating Stockholder has recently submitted two fully financed offers to acquire the Company in all-cash transactions, at a premium. The Nominating Stockholder believes that the greatest value to stockholders will be realized only if all options for the Company are evaluated, including a possible sale of the Company.

Other than as described in the Proposals and the Notice, including the fact that the Nominating Stockholder has a desire to acquire the Company, the Nominating Stockholder does not have any material interest in this Proposal Two, including any anticipated benefit to the Nominating Stockholder.

(ii)	This information is included in Section B(i) of the Notice.

(iii)	This information is included in Section B(ii) of the Notice.

(iv)	There are no arrangements or understandings between the Nominating Stockholder, any person or persons in connection with this Proposal Two. Other than as described in the Proposals and the Notice, the Nominating Stockholder does not have any material interest in this Proposal Two, individually or in the aggregate, including any anticipated benefit to the Nominating Stockholder.

(v)	The Nominating Stockholder hereby represents that it intends to appear in person at the Annual Meeting to present this Proposal Two.

Proposal Three

(i)	The Nominating Stockholder hereby proposes that the stockholders of the Company request, on a non-binding, advisory basis, that any executive officer of the Company who also sits on the Board be prohibited from receiving any fees related to his or her service as a director.

The reason for conducting this business at the Annual Meeting is that the Nominating Stockholder believes that providing executive officers additional compensation in the form of Board fees does not further incentivize their performance in the best interest of stockholders. Because executive officers of the Company already owe a fiduciary duty to the Company and are being compensated accordingly for their work, such individuals should not receive additional fees, in cash or Common Stock, due to their role as a Board member. Instead, the Nominating Stockholder believes that such funds that would otherwise be provided as director compensation for executive officers should be invested in the Company.

Other than as described in the Proposals and the Notice, the Nominating Stockholder does not have any material interest in this Proposal Three, including any anticipated benefit to the Nominating Stockholder.

(ii)	This information is included in Section B(i) of the Notice.

(iii)	This information is included in Section B(ii) of the Notice.

(iv)	There are no arrangements or understandings between the Nominating Stockholder, any person or persons in connection with this Proposal Three. Other than as described in the Proposals and the Notice, the Nominating Stockholder does not have any material interest in this Proposal Three, individually or in the aggregate, including any anticipated benefit to the Nominating Stockholder.

(v)	The Nominating Stockholder hereby represents that it intends to appear in person at the Annual Meeting to present this Proposal Three.

Proposal Four

(i)	The Nominating Stockholder hereby proposes that the stockholders of the Company request, on a non-binding, advisory basis, that the Company orderly sell any and all marketable securities of UMH Properties, Inc. (“UMH”) during the six months following the Annual Meeting and refrain from acquiring further investments in the securities of UMH until, at least, none of the Company’s directors concurrently serve on UMH’s board of directors.

As of the date of the Notice, four Board members serve as directors of and own stock in UMH. One of the Company’s directors serves as the president and CEO of UMH. The reason for conducting this business at the Annual Meeting is that, in the Nominating Stockholder’s view, there is no strategic or financial reason for the Company to invest in the securities of UMH, and the interlocking directorships create conflicts of interest that could be avoided by divesting the Company’s holdings in UMH. If the Company’s stockholders wish to also invest in UMH, they are able to purchase UMH’s securities in public markets.

Other than as described in the Proposals and the Notice, the Nominating Stockholder does not have any material interest in this Proposal Four, including any anticipated benefit to the Nominating Stockholder.

(ii)	This information is included in Section B(i) of the Notice.

(iii)	This information is included in Section B(ii) of the Notice.

(iv)	There are no arrangements or understandings between the Nominating Stockholder, any person or persons in connection with this Proposal Four. Other than as described in the Proposals and the Notice, the Nominating Stockholder does not have any material interest in this Proposal Four, individually or in the aggregate, including any anticipated benefit to the Nominating Stockholder.

(v)	The Nominating Stockholder hereby represents that it intends to appear in person at the Annual Meeting to present this Proposal Four.

Proposal Five

(i)	The Nominating Stockholder hereby proposes that the stockholders of the Company request, on a non-binding, advisory basis, that the Board adopt an amendment to Article III, Section 1 of the Bylaws by appending a new final sentence that reads: “No person shall be nominated or elected as a director of the Corporation if a member of the person’s immediate family is concurrently serving as an executive officer or director of the Corporation.”

The reason for conducting this business at the Annual Meeting is that, in the Nominating Stockholder’s view, a well composed Board consists of directors whose loyalties are to stockholders and not to one another or to executive management. The Nominating Stockholder believes that having multiple members of the same family on the Board can create conflicts of interest and loyalties that do not serve the interests of stockholders. The Company currently has three members of the same family on the Board, including one who serves as an executive officer.

Other than as described in the Proposals and the Notice, the Nominating Stockholder does not have any material interest in this Proposal Five, including any anticipated benefit to the Nominating Stockholder.

(ii)	This information is included in Section B(i) of the Notice.

(iii)	This information is included in Section B(ii) of the Notice.

(iv)	There are no arrangements or understandings between the Nominating Stockholder, any person or persons in connection with this Proposal Five. Other than as described in the Proposals and the Notice, the Nominating Stockholder does not have any material interest in this Proposal Five, individually or in the aggregate, including any anticipated benefit to the Nominating Stockholder.

(v)	The Nominating Stockholder hereby represents that it intends to appear in person at the Annual Meeting to present this Proposal Five.

Proposal Six

(i)	The Nominating Stockholder hereby proposes that the stockholders of the Company request, on a non-binding, advisory basis, that the Board adopt an anti-pledging policy that prohibits securities of the Company or its affiliates from being placed in a margin account or pledged as collateral for loans or other transactions. The anti-pledging policy shall apply to all of the Company’s executive officers and Board members.

The reason for conducting this business at the Annual Meeting is that, in the Nominating Stockholder’s view, such transactions may result in securities of the Company or its affiliates being sold without the customer’s consent by the lender in foreclosure if the customer defaults on the loan. This may occur while the Company’s executive officers or directors possess material nonpublic information of the Company or otherwise are not permitted to trade in Company securities, which could result in unlawful insider trading. The Nominating Stockholder believes that untimely forced sales can also have a negative impact on share price and lead to reputational damages and legal and regulatory risks. Therefore, the Nominating Stockholder believes that an anti-pledging policy promotes economic alignment of the Company’s executive officers and directors with the Company’s stockholders through their ownership of Common Stock.

Other than as described in the Proposals and the Notice, the Nominating Stockholder does not have any material interest in this Proposal Six, including any anticipated benefit to the Nominating Stockholder.

(ii)	This information is included in Section B(i) of the Notice.

(iii)	This information is included in Section B(ii) of the Notice.

(iv)	There are no arrangements or understandings between the Nominating Stockholder, any person or persons in connection with this Proposal Six. Other than as described in the Proposals and the Notice, the Nominating Stockholder does not have any material interest in this Proposal Six, individually or in the aggregate, including any anticipated benefit to the Nominating Stockholder.

(v)	The Nominating Stockholder hereby represents that it intends to appear in person at the Annual Meeting to present this Proposal Six.

*         *         *

Please address any correspondence to Blackwells Capital LLC, 800 Third Avenue, 39th Floor, New York, New York 10022, Attention: Jason Aintabi, telephone (212) 792-6096. The giving of the Notice is not an admission that any purported procedures for notice concerning the nomination of directors to the Board and submission of the business proposals are legal, valid or binding, and the Nominating Stockholder reserves the right to challenge their validity. If the Company contends the Notice is incomplete or is otherwise deficient in any respect or the Nominees are not eligible to serve on the Board, if elected, please promptly notify Blackwells Capital LLC, 800 Third Avenue, 39th Floor, New York, New York 10022, Attention: Jason Aintabi, telephone (212) 792-6096, setting forth the facts that the Company contends support its position and specifying any additional information believed to be required. In the absence of such prompt notice, the Nominating Stockholder will assume that the Company agrees that the Notice, the Proposals and the Nominees comply in all respects with the requirements of the Bylaws. The Nominating Stockholder reserves the right to withdraw, modify, correct and/or supplement in any way (including, without limitation, by adding or substituting Nominees) the Notice at any time.

Very truly yours,

BLACKWELLS CAPITAL LLC

By:	/s/ Jason Aintabi
Name:	Jason Aintabi
Title:	Managing Partner

EXHIBIT A

TRANSACTIONS IN THE COMPANY’S SECURITIES DURING THE PAST TWO

YEARS

BLACKWELLS CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	15	06/22/2020
Purchase of Common Stock	400	09/11/2020
Purchase of Common Stock	300	09/11/2020
Purchase of Common Stock	200	09/11/2020
Purchase of Common Stock	1,600	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	500	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	400	09/11/2020
Purchase of Common Stock	2	09/11/2020
Purchase of Common Stock	200	09/11/2020
Purchase of Common Stock	98	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	100	09/11/2020
Purchase of Common Stock	200	09/11/2020
Purchase of Common Stock	5,000	09/17/2020
Purchase of Common Stock	2,500	09/18/2020
Purchase of Common Stock	700	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	3	09/21/2020
Purchase of Common Stock	97	09/21/2020
Purchase of Common Stock	1,570	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	1,730	09/21/2020
Purchase of Common Stock	200	09/21/2020
Purchase of Common Stock	200	09/21/2020
Purchase of February 2021 Call Option	250	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	900	09/21/2020
Purchase of Common Stock	147	09/21/2020
Purchase of Common Stock	125	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	77	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020
Purchase of Common Stock	100	09/21/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	736	09/21/2020
Purchase of Common Stock	500	09/23/2020
Purchase of Common Stock	4	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	1,787	09/23/2020
Purchase of Common Stock	1,000	09/23/2020
Purchase of Common Stock	200	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	10	09/23/2020
Purchase of Common Stock	99	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	300	09/23/2020
Purchase of Common Stock	200	09/23/2020
Purchase of Common Stock	100	09/23/2020
Purchase of Common Stock	100	09/23/2020
Sale of Common Stock	(200)	10/12/2020
Sale of Common Stock	(200)	10/12/2020
Sale of Common Stock	(922)	10/12/2020
Sale of Common Stock	(600)	10/12/2020
Sale of Common Stock	(87)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(600)	10/12/2020
Sale of Common Stock	(125)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(100)	10/12/2020
Sale of Common Stock	(200)	10/12/2020
Sale of Common Stock	(1,566)	10/12/2020
Purchase of Common Stock	41	10/13/2020
Purchase of Common Stock	17	10/13/2020
Purchase of Common Stock	55	10/13/2020
Purchase of Common Stock	30	10/13/2020
Purchase of Common Stock	2,357	10/13/2020
Purchase of Common Stock	200	10/14/2020
Purchase of Common Stock	600	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	93	10/14/2020
Purchase of Common Stock	50	10/14/2020
Purchase of Common Stock	52	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	100	10/14/2020
Purchase of Common Stock	57	10/14/2020
Purchase of Common Stock	50	10/14/2020
Purchase of Common Stock	7	10/14/2020
Purchase of Common Stock	700	10/14/2020
Purchase of Common Stock	91	10/14/2020
Purchase of Common Stock	8	10/15/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	40	10/15/2020
Purchase of Common Stock	60	10/15/2020
Purchase of Common Stock	50	10/15/2020
Purchase of Common Stock	100	10/15/2020
Purchase of Common Stock	50	10/15/2020
Purchase of Common Stock	892	10/15/2020
Purchase of Common Stock	50	10/15/2020
Purchase of Common Stock	100	10/15/2020
Purchase of Common Stock	100	10/15/2020
Purchase of Common Stock	50	10/15/2020
Purchase of Common Stock	1,000	10/27/2020
Purchase of February 2021 Call Option	100	10/27/2020
Purchase of February 2021 Call Option	100	10/28/2020
Purchase of Common Stock	1,000	10/28/2020
Purchase of February 2021 Call Option	100	10/28/2020
Purchase of Common Stock	332	10/28/2020
Purchase of Common Stock	10	10/28/2020
Purchase of Common Stock	1	10/28/2020
Purchase of Common Stock	14	10/28/2020
Purchase of Common Stock	100	10/28/2020
Purchase of Common Stock	100	10/28/2020
Purchase of Common Stock	393	10/28/2020
Purchase of Common Stock	50	10/28/2020
Purchase of Common Stock	100	10/28/2020
Purchase of Common Stock	200	10/28/2020
Purchase of Common Stock	195	10/28/2020
Purchase of Common Stock	5	10/28/2020
Purchase of February 2021 Call Option	49	10/28/2020
Purchase of February 2021 Call Option	1	10/28/2020
Purchase of Common Stock	300	10/29/2020
Purchase of Common Stock	1,200	10/29/2020
Purchase of Common Stock	475	10/30/2020
Purchase of Common Stock	100	10/30/2020
Purchase of Common Stock	199	10/30/2020
Purchase of Common Stock	21	10/30/2020
Purchase of Common Stock	30	10/30/2020
Purchase of Common Stock	122	10/30/2020
Purchase of Common Stock	53	10/30/2020
Purchase of Common Stock	83	10/30/2020
Purchase of Common Stock	45	10/30/2020
Purchase of Common Stock	569	10/30/2020
Purchase of Common Stock	100	10/30/2020
Purchase of Common Stock	151	10/30/2020
Purchase of Common Stock	52	10/30/2020
Purchase of Common Stock	1,425	10/30/2020
Purchase of Common Stock	28	10/30/2020
Purchase of Common Stock	34	10/30/2020
Purchase of Common Stock	13	10/30/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(700)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(1,400)	11/09/2020
Sale of Common Stock	(100)	11/09/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(200)	11/09/2020
Sale of Common Stock	(1,100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(18)	11/09/2020
Sale of Common Stock	(82)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(300)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(900)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(20)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(200)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(40)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(900)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(200)	11/09/2020
Sale of Common Stock	(200)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(600)	11/09/2020
Sale of Common Stock	(40)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Sale of Common Stock	(100)	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	200	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	200	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	1,200	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	136	11/09/2020
Purchase of Common Stock	1,300	11/09/2020
Purchase of Common Stock	100	11/09/2020
Purchase of Common Stock	964	11/09/2020
Purchase of Common Stock	2,500	11/09/2020
Purchase of Common Stock	2,500	11/09/2020
Purchase of Common Stock	423	11/09/2020
Purchase of Common Stock	600	11/09/2020
Purchase of Common Stock	1,477	11/09/2020
Purchase of Common Stock	241	11/12/2020
Purchase of Common Stock	1,807	11/12/2020
Purchase of Common Stock	308	11/12/2020
Purchase of Common Stock	144	11/12/2020
Purchase of Common Stock	100	11/12/2020
Purchase of Common Stock	144	11/12/2020
Purchase of Common Stock	2,256	11/12/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	142	11/12/2020
Purchase of Common Stock	3,108	11/12/2020
Purchase of February 2021 Call Option	64	11/12/2020
Purchase of February 2021 Call Option	86	11/12/2020
Sale of February 2021 Put Option	(100)	11/12/2020
Purchase of February 2021 Call Option	1	11/12/2020
Sale of February 2021 Put Option	(150)	11/12/2020
Purchase of Common Stock	1,200	11/13/2020
Purchase of February 2021 Call Option	99	11/13/2020
Purchase of Common Stock	500	11/13/2020
Purchase of Common Stock	800	11/13/2020
Purchase of Common Stock	76	11/13/2020
Purchase of Common Stock	800	11/13/2020
Purchase of Common Stock	421	11/16/2020
Purchase of Common Stock	127	11/16/2020
Purchase of Common Stock	740	11/16/2020
Purchase of Common Stock	629	11/16/2020
Purchase of Common Stock	52	11/16/2020
Purchase of Common Stock	431	11/16/2020
Purchase of Common Stock	522	11/16/2020
Purchase of Common Stock	144	11/16/2020
Purchase of Common Stock	567	11/16/2020
Purchase of Common Stock	600	11/17/2020
Purchase of Common Stock	44	11/17/2020
Purchase of Common Stock	74	11/17/2020
Purchase of Common Stock	16	11/17/2020
Purchase of Common Stock	100	11/17/2020
Purchase of Common Stock	204	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	10	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	491	11/18/2020
Purchase of February 2021 Call Option	125	11/18/2020
Purchase of February 2021 Call Option	125	11/18/2020
Purchase of Common Stock	6	11/18/2020
Purchase of Common Stock	659	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	11	11/18/2020
Purchase of Common Stock	266	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	106	11/18/2020
Purchase of Common Stock	48	11/18/2020
Purchase of February 2021 Call Option	1	11/18/2020
Purchase of Common Stock	66	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	61	11/18/2020
Purchase of Common Stock	5	11/18/2020
Purchase of Common Stock	872	11/18/2020
Purchase of Common Stock	504	11/18/2020
Purchase of Common Stock	600	11/18/2020
Purchase of Common Stock	56	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	58	11/18/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	200	11/18/2020
Purchase of Common Stock	100	11/18/2020
Purchase of Common Stock	200	11/18/2020
Purchase of Common Stock	190	11/18/2020
Purchase of Common Stock	50	11/19/2020
Purchase of Common Stock	50	11/19/2020
Purchase of Common Stock	150	11/19/2020
Purchase of Common Stock	100	11/19/2020
Purchase of Common Stock	200	11/19/2020
Purchase of Common Stock	37	11/19/2020
Purchase of Common Stock	50	11/20/2020
Purchase of Common Stock	8	11/20/2020
Purchase of Common Stock	150	11/20/2020
Purchase of Common Stock	50	11/20/2020
Purchase of Common Stock	6	11/20/2020
Purchase of Common Stock	50	11/20/2020
Purchase of Common Stock	147	11/20/2020
Purchase of Common Stock	100	11/20/2020
Purchase of Common Stock	1	11/20/2020
Purchase of Common Stock	97	11/20/2020
Purchase of Common Stock	183	11/20/2020
Purchase of Common Stock	200	11/20/2020
Purchase of Common Stock	172	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	15	11/23/2020
Purchase of Common Stock	32	11/23/2020
Purchase of Common Stock	20	11/23/2020
Purchase of Common Stock	15	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	1,100	11/23/2020
Purchase of Common Stock	300	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	200	11/23/2020
Purchase of Common Stock	459	11/23/2020
Purchase of Common Stock	65	11/23/2020
Purchase of Common Stock	25	11/23/2020
Purchase of Common Stock	200	11/23/2020
Purchase of Common Stock	28	11/23/2020
Purchase of Common Stock	500	11/23/2020
Purchase of Common Stock	34	11/23/2020
Purchase of Common Stock	80	11/23/2020
Purchase of Common Stock	200	11/23/2020
Purchase of Common Stock	400	11/23/2020
Purchase of Common Stock	100	11/23/2020
Purchase of Common Stock	1,438	11/23/2020
Purchase of February 2021 Call Option	23	11/23/2020
Purchase of February 2021 Call Option	26	11/24/2020
Purchase of Common Stock	319	11/24/2020
Purchase of Common Stock	13	11/24/2020
Purchase of Common Stock	775	11/24/2020
Purchase of February 2021 Call Option	1	11/24/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	400	11/25/2020
Purchase of Common Stock	45	11/25/2020
Purchase of February 2021 Call Option	99	11/25/2020
Purchase of Common Stock	1,103	11/30/2020
Purchase of Common Stock	1,103	11/30/2020
Purchase of Common Stock	100	11/30/2020
Purchase of Common Stock	944	11/30/2020
Purchase of Common Stock	1,078	11/30/2020
Purchase of Common Stock	100	11/30/2020
Sale of Common Stock	(81)	12/01/2020
Sale of Common Stock	(200)	12/01/2020
Sale of Common Stock	(2)	12/01/2020
Sale of Common Stock	(35)	12/01/2020
Purchase of Common Stock	318	12/01/2020
Purchase of Common Stock	1,044	12/02/2020
Purchase of Common Stock	100	12/02/2020
Purchase of Common Stock	100	12/02/2020
Purchase of Common Stock	428	12/02/2020
Purchase of Common Stock	400	12/02/2020
Purchase of Common Stock	100	12/02/2020
Purchase of Common Stock	929	12/02/2020
Purchase of Common Stock	1,088	12/02/2020
Purchase of Common Stock	100	12/02/2020
Purchase of Common Stock	507	12/02/2020
Purchase of Common Stock	586	12/04/2020
Purchase of Common Stock	688	12/08/2020
Purchase of Common Stock	824	12/08/2020
Purchase of Common Stock	21	12/08/2020
Purchase of Common Stock	100	12/08/2020
Purchase of Common Stock	88	12/08/2020
Purchase of Common Stock	10	12/09/2020
Purchase of Common Stock	569	12/09/2020
Purchase of Common Stock	105	12/09/2020
Purchase of Common Stock	395	12/09/2020
Purchase of Common Stock	500	12/09/2020
Purchase of Common Stock	9	12/09/2020
Purchase of Common Stock	6	12/09/2020
Purchase of Common Stock	735	12/09/2020
Purchase of Common Stock	750	12/09/2020
Purchase of Common Stock	6	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	644	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	400	12/09/2020
Purchase of Common Stock	30	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	120	12/09/2020
Purchase of Common Stock	1,000	12/11/2020
Sale of Common Stock	(4,337)	12/14/2020
Sale of Common Stock	(7)	12/14/2020
Sale of Common Stock	(24)	12/14/2020
Sale of Common Stock	(132)	12/14/2020
Sale of Common Stock	(500)	12/14/2020
Sale of Common Stock	(59)	12/14/2020
Sale of Common Stock	(32)	12/14/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(13)	12/14/2020
Sale of Common Stock	(1,478)	12/14/2020
Sale of Common Stock	(1,459)	12/14/2020
Sale of Common Stock	(59)	12/14/2020
Sale of Common Stock	(1,900)	12/14/2020
Sale of Common Stock	(2,998)	12/14/2020
Sale of Common Stock	(2)	12/14/2020
Sale of Common Stock	(2,000)	12/14/2020
Sale of Common Stock	(994)	12/14/2020
Sale of Common Stock	(4,006)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(1,900)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(3)	12/14/2020
Sale of Common Stock	(600)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(897)	12/14/2020
Sale of Common Stock	(1,421)	12/14/2020
Sale of Common Stock	(3,339)	12/14/2020
Sale of Common Stock	(240)	12/14/2020
Purchase of Common Stock	25,000	12/21/2020

JASON AINTABI

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of February 2021 Call Option	10	(1)	11/18/2020
Purchase of February 2021 Call Option	100	(1)	11/18/2020
Purchase of February 2021 Call Option	3	(1)	11/18/2020
Purchase of February 2021 Call Option	87	(1)	11/18/2020
Purchase of February 2021 Call Option	7	(1)	11/20/2020
Purchase of February 2021 Call Option	50	(1)	11/20/2020
Purchase of February 2021 Call Option	30	(1)	11/20/2020
Purchase of February 2021 Call Option	63	(1)	11/23/2020
Purchase of Common Stock	50,953		11/24/2020
Purchase of Common Stock	254,484		11/25/2020
Purchase of Common Stock	28,276		11/25/2020
Purchase of Common Stock	31,418		11/25/2020
Purchase of February 2021 Call Option	200	(1)	11/25/2020
Purchase of February 2021 Call Option	150	(1)	11/25/2020
Purchase of Common Stock	3,959		11/27/2020
Purchase of Common Stock	3,564		11/27/2020
Purchase of Common Stock	32,071		11/27/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	603,955	11/30/2020
Purchase of Common Stock	67,106	11/30/2020
Purchase of Common Stock	74,563	11/30/2020
Purchase of Common Stock	10,626	12/01/2020
Purchase of Common Stock	15,699	12/01/2020
Purchase of Common Stock	141,287	12/01/2020
Purchase of Common Stock	17,443	12/01/2020
Purchase of Common Stock	86,071	12/01/2020
Purchase of Common Stock	9,564	12/01/2020
Purchase of Common Stock	4,428	12/01/2020
Purchase of Common Stock	232,675	12/02/2020
Purchase of Common Stock	28,725	12/02/2020
Purchase of Common Stock	25,853	12/02/2020
Purchase of Common Stock	11,310	12/02/2020
Purchase of Common Stock	86,839	12/03/2020
Purchase of Common Stock	10,721	12/03/2020
Purchase of Common Stock	9,649	12/03/2020
Purchase of Common Stock	4,288	12/03/2020
Purchase of Common Stock	46,584	12/04/2020
Purchase of Common Stock	5,751	12/04/2020
Purchase of Common Stock	5,176	12/04/2020
Purchase of Common Stock	2,300	12/04/2020
Purchase of Common Stock	28,817	12/07/2020
Purchase of Common Stock	3,558	12/07/2020
Purchase of Common Stock	3,202	12/07/2020
Purchase of Common Stock	1,423	12/07/2020
Purchase of Common Stock	87,937	12/08/2020
Purchase of Common Stock	10,856	12/08/2020
Purchase of Common Stock	9,771	12/08/2020
Purchase of Common Stock	4,343	12/08/2020
Purchase of Common Stock	400	12/09/2020
Purchase of Common Stock	1,000	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	1,500	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	1	12/09/2020
Purchase of Common Stock	2,399	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	200	12/09/2020
Purchase of Common Stock	22	12/09/2020
Purchase of Common Stock	83	12/09/2020
Purchase of Common Stock	68	12/09/2020
Purchase of Common Stock	8	12/09/2020
Purchase of Common Stock	600	12/09/2020
Purchase of Common Stock	1,319	12/09/2020
Purchase of Common Stock	1,300	12/09/2020
Purchase of Common Stock	200	12/09/2020
Purchase of Common Stock	700	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	100	12/09/2020
Purchase of Common Stock	4,032	12/10/2020
Purchase of Common Stock	498	12/10/2020
Purchase of Common Stock	448	12/10/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	199	12/10/2020
Purchase of Common Stock	139,233	12/11/2020
Purchase of Common Stock	17,189	12/11/2020
Purchase of Common Stock	15,470	12/11/2020
Purchase of Common Stock	6,876	12/11/2020
Purchase of Common Stock	801	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	69	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	300	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	1,000	12/11/2020
Purchase of Common Stock	99	12/11/2020
Purchase of Common Stock	63	12/11/2020
Purchase of Common Stock	577	12/11/2020
Purchase of Common Stock	6	12/11/2020
Purchase of Common Stock	40	12/11/2020
Purchase of Common Stock	1,445	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	400	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	200	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	800	12/11/2020
Purchase of Common Stock	100	12/11/2020
Purchase of Common Stock	2,700	12/11/2020
Purchase of Common Stock	100	12/11/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(2,000)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(35)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(400)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(3)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(2,000)	12/14/2020

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(1,300)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(59)	12/14/2020
Sale of Common Stock	(35)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(1,400)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(66)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(34)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(68)	12/14/2020
Sale of Common Stock	(1,100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(1)	12/14/2020
Sale of Common Stock	(600)	12/14/2020
Sale of Common Stock	(300)	12/14/2020
Sale of Common Stock	(20)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(300)	12/14/2020
Sale of Common Stock	(3)	12/14/2020
Sale of Common Stock	(600)	12/14/2020
Sale of Common Stock	(99)	12/14/2020
Sale of Common Stock	(102)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(1,700)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(600)	12/14/2020
Sale of Common Stock	(200)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(100)	12/14/2020
Sale of Common Stock	(4)	12/14/2020
Sale of Common Stock	(96)	12/14/2020

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(700)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(375)		12/14/2020
Sale of Common Stock	(71)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(29)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of Common Stock	(100)		12/14/2020
Sale of February 2021 Call Option	(150	)(1)	12/14/2020
Purchase of Common Stock	214,183		12/15/2020
Purchase of Common Stock	26,442		12/15/2020
Purchase of Common Stock	23,798		12/15/2020
Purchase of Common Stock	10,577		12/15/2020
Sale of February 2021 Put Option	(250)		12/15/2020
Sale of February 2021 Put Option	(5)		12/15/2020
Sale of February 2021 Put Option	(31)		12/15/2020
Sale of February 2021 Put Option	(133)		12/15/2020
Sale of February 2021 Put Option	(1)		12/15/2020
Sale of February 2021 Put Option	(2)		12/15/2020
Sale of February 2021 Put Option	(11)		12/15/2020
Sale of February 2021 Put Option	(2)		12/15/2020
Sale of February 2021 Put Option	(1)		12/15/2020
Sale of February 2021 Put Option	(1)		12/15/2020
Sale of February 2021 Put Option	(8)		12/15/2020
Sale of February 2021 Put Option	(12)		12/15/2020
Sale of February 2021 Put Option	(7)		12/15/2020
Sale of February 2021 Put Option	(10)		12/15/2020
Sale of February 2021 Put Option	(2)		12/15/2020
Sale of February 2021 Put Option	(24)		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	12		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	241		12/15/2020
Purchase of Common Stock	12,278		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	81		12/15/2020
Purchase of Common Stock	700		12/15/2020
Purchase of Common Stock	26		12/15/2020
Purchase of Common Stock	62		12/15/2020
Purchase of Common Stock	100		12/15/2020

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of Common Stock	9,200		12/15/2020
Purchase of Common Stock	400		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Purchase of Common Stock	100		12/15/2020
Sale of Common Stock	(25,000)		12/16/2020
Purchase of Common Stock	17,209		12/18/2020
Purchase of Common Stock	32,791		12/18/2020
Purchase of Common Stock	25,000		12/18/2020
Purchase of Common Stock	25,000		12/18/2020
Purchase of Common Stock	17,030		12/18/2020
Purchase of Common Stock	32,970		12/18/2020
Purchase of February 2021 Call Option	500		12/18/2020
Purchase of February 2021 Call Option	122		12/18/2020
Purchase of February 2021 Call Option	110		12/18/2020
Purchase of February 2021 Call Option	268		12/18/2020
Purchase of Common Stock	252,346		12/18/2020
Purchase of Common Stock	31,154		12/18/2020
Purchase of Common Stock	28,039		12/18/2020
Purchase of Common Stock	12,461		12/18/2020
Purchase of Common Stock	1,000		12/18/2020
Purchase of Common Stock	105,000		12/21/2020
Purchase of Common Stock	25,000		12/21/2020
Sale of February 2021 Put Option	(250	)(1)	12/21/2020
Purchase of Common Stock	12,874		12/22/2020
Purchase of Common Stock	29,169		12/23/2020

(1)	Transactions of securities made by Mr. Aintabi for his personal account.

All other transactions consist of securities held indirectly by Mr. Aintabi though BW Coinvest Management I LLC.

TODD S. SCHUSTER

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of Common Stock	200	(2)	09/25/2020
Purchase of Common Stock	1,706	(2)	09/25/2020
Purchase of Common Stock	2,000	(2)	09/25/2020
Purchase of Common Stock	1,000		09/30/2020
Purchase of Common Stock	500		10/05/2020
Purchase of Common Stock	3,000	(2)	11/02/2020
Purchase of Common Stock	2,000	(2)	11/02/2020
Purchase of Common Stock	2,000	(3)	11/06/2020
Purchase of Common Stock	2,000		11/16/2020
Purchase of Common Stock	2,000		11/16/2020
Purchase of Common Stock	3,000		11/16/2020

Nature of the Transaction	Securities Purchased (Sold)		Date of Purchase/Sale
Purchase of Common Stock	3,000		11/16/2020
Purchase of Common Stock	2,000		11/16/2020
Purchase of Common Stock	2,000		11/17/2020
Purchase of Common Stock	2,000		11/18/2020
Purchase of Common Stock	1,000		11/18/2020
Purchase of Common Stock	2,000		11/18/2020
Purchase of Common Stock	1,000		11/20/2020
Purchase of Common Stock	1,000		11/23/2020
Purchase of Common Stock	1,500		11/23/2020
Purchase of Common Stock	1,000		11/23/2020
Purchase of Common Stock	1,000	(2)	11/24/2020
Purchase of Common Stock	1,000	(2)	11/24/2020
Purchase of Common Stock	1,000	(2)	11/24/2020
Purchase of Common Stock	1,000		11/25/2020
Purchase of Common Stock	1,500		11/25/2020
Purchase of Common Stock	1,000	(2)	11/25/2020
Purchase of Common Stock	1,500		11/27/2020
Purchase of Common Stock	10		11/27/2020
Purchase of Common Stock	1,000		11/27/2020
Purchase of Common Stock	2,000		11/30/2020
Purchase of Common Stock	1,500		11/30/2020
Purchase of Common Stock	1,500		11/30/2020
Purchase of Common Stock	2,000		11/30/2020
Purchase of Common Stock	1,000		11/30/2020
Purchase of Common Stock	1,500		12/01/2020
Purchase of Common Stock	2,000		12/01/2020
Purchase of Common Stock	2,000		12/01/2020
Purchase of Common Stock	3,000		12/01/2020
Purchase of Common Stock	1,500		12/02/2020
Purchase of Common Stock	1,000		12/02/2020
Purchase of Common Stock	2,500		12/03/2020
Purchase of Common Stock	2,000		12/03/2020
Purchase of Common Stock	2,000		12/03/2020
Purchase of Common Stock	3,000		12/04/2020
Purchase of Common Stock	2,000		12/04/2020
Purchase of Common Stock	3,000		12/04/2020
Purchase of Common Stock	2,000	(2)	12/04/2020
Purchase of Common Stock	1,832		12/07/2020
Purchase of Common Stock	1,500		12/08/2020
Purchase of Common Stock	1,500		12/09/2020
Purchase of Common Stock	1,000		12/18/2020
Purchase of Common Stock	1,500		12/18/2020
Purchase of Common Stock	1,500		12/18/2020
Purchase of Common Stock	1,500		12/18/2020
Purchase of Common Stock	1,000		12/18/2020
Purchase of Common Stock	1,000		12/18/2020
Purchase of Common Stock	1,000		12/18/2020
Purchase of Common Stock	1,000		12/18/2020
Purchase of Common Stock	2,000		12/18/2020
Purchase of Common Stock	2,000		12/18/2020
Purchase of Common Stock	1,500		12/18/2020

(2)	Purchases of Common Stock held in an IRA account for the benefit of Mr. Schuster.

(3)	Purchases of Common Stock held in an IRA account for the benefit of Mr. Schuster’s wife and which Mr. Schuster may be deemed to beneficially own.

All other shares of Common Stock were purchased by SBHWD LLC, a Massachusetts limited liability company, which Mr. Schuster, as Managing Member of SBHWD LLC, may be deemed to beneficially own.

ALLISON NAGELBERG

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Purchase of Common Stock	1,587.3015	08/15/2019
Sale of Common Stock	(10,000)	06/16/2020

No part of the purchase price or market value of any of the securities specified in the transactions listed in this Exhibit A was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

EXHIBIT B

CONSENTS

CRAIG M. HATKOFF

December 20, 2020

Monmouth Real Estate Investment Corporation
101 Crawfords Corner Road, Suite 1405

Holmdel, NJ 07733

Attn:	Michael D. Prashad

General Counsel and Corporate Secretary

Dear Mr. Prashad:

You are hereby notified that the undersigned consents to (i) being named as a nominee in the notice provided by Blackwells Capital LLC (the “Nominating Stockholder”) of its intention to nominate the undersigned as a director of Monmouth Real Estate Investment Corporation (the “Company”) at the upcoming annual meeting of stockholders of the Company or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (collectively, the “Annual Meeting”), (ii) being named as a nominee in any proxy statement filed by the Nominating Stockholder or its affiliates in connection with the solicitation of proxies for election of the undersigned at the Annual Meeting and (iii) serving as a director of the Company if elected at the Annual Meeting.

*         *         *         *         *

Very truly yours,

/s/ Craig M. Hatkoff
Craig M. Hatkoff

Signature Page to
Consent (Hatkoff)

JENNIFER M. HILL

December 20, 2020

Monmouth Real Estate Investment Corporation
101 Crawfords Corner Road, Suite 1405
Holmdel, NJ 07733

Attn:	Michael D. Prashad

General Counsel and Corporate Secretary

Dear Mr. Prashad:

You are hereby notified that the undersigned consents to (i) being named as a nominee in the notice provided by Blackwells Capital LLC (the “Nominating Stockholder”) of its intention to nominate the undersigned as a director of Monmouth Real Estate Investment Corporation (the “Company”) at the upcoming annual meeting of stockholders of the Company or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (collectively, the “Annual Meeting”), (ii) being named as a nominee in any proxy statement filed by the Nominating Stockholder or its affiliates in connection with the solicitation of proxies for election of the undersigned at the Annual Meeting and (iii) serving as a director of the Company if elected at the Annual Meeting.

*         *         *         *         *

Very truly yours,

/s/ Jennifer M. Hill
Jennifer M. Hill

Signature Page to
Consent (Hill)

ALLISON NAGELBERG

December 20, 2020

Monmouth Real Estate Investment Corporation
101 Crawfords Corner Road, Suite 1405
Holmdel, NJ 07733

Attn:	Michael D. Prashad

General Counsel and Corporate Secretary

Dear Mr. Prashad:

You are hereby notified that the undersigned consents to (i) being named as a nominee in the notice provided by Blackwells Capital LLC (the “Nominating Stockholder”) of its intention to nominate the undersigned as a director of Monmouth Real Estate Investment Corporation (the “Company”) at the upcoming annual meeting of stockholders of the Company or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (collectively, the “Annual Meeting”), (ii) being named as a nominee in any proxy statement filed by the Nominating Stockholder or its affiliates in connection with the solicitation of proxies for election of the undersigned at the Annual Meeting and (iii) serving as a director of the Company if elected at the Annual Meeting.

*         *         *         *         *

Very truly yours,

/s/ Allison Nagelberg
Allison Nagelberg

Signature Page to
Consent (Nagelberg)

TODD S. SCHUSTER

December 20, 2020

Monmouth Real Estate Investment Corporation
101 Crawfords Corner Road, Suite 1405

Holmdel, NJ 07733

Attn:	Michael D. Prashad

General Counsel and Corporate Secretary

Dear Mr. Prashad:

You are hereby notified that the undersigned consents to (i) being named as a nominee in the notice provided by Blackwells Capital LLC (the “Nominating Stockholder”) of its intention to nominate the undersigned as a director of Monmouth Real Estate Investment Corporation (the “Company”) at the upcoming annual meeting of stockholders of the Company or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof (collectively, the “Annual Meeting”), (ii) being named as a nominee in any proxy statement filed by the Nominating Stockholder or its affiliates in connection with the solicitation of proxies for election of the undersigned at the Annual Meeting and (iii) serving as a director of the Company if elected at the Annual Meeting.

*         *         *         *         *

Very truly yours,

/s/ Todd S. Schuster
Todd S. Schuster

Signature Page to
Consent (Schuster)

MONMOUTH REAL ESTATE INVESTMENT CORPORATION ISSUES STATEMENT

Highlights Track Record of Superior Value Creation Overseen by Diverse, Experienced Board of

Directors

Monmouth Board Is Reviewing Blackwells’ Unsolicited Acquisition Proposal

Board’s Nominating and Corporate Governance Committee Will Evaluate
Director Nominations and Proposals Submitted by Blackwells and Land & Buildings

Monmouth was the Single Best Performing Industrial REIT
Based on Total Return to Stockholders, Over the Past Year

HOLMDEL, N.J, Dec. 31, 2020 -- Monmouth Real Estate Investment Corporation (NYSE: MNR) (“Monmouth” or the “Company”) today disclosed that, as of the deadline for receipt of such notices, it has received notice from Blackwells Capital LLC (“Blackwells”) of its intention to nominate four candidates to stand for election to the Company’s Board of Directors and submit six non-binding proposals, and has received notice from Land & Buildings Investment Management, LLC (“Land & Buildings”) of its intention to nominate four candidates to stand for election to the Company’s Board of Directors and submit one non-binding proposal to be voted on at Monmouth’s 2021 Annual Meeting of Stockholders.

As previously announced, the Monmouth Board is reviewing a non-binding, unsolicited proposal from Blackwells to acquire all of the outstanding common shares of the Company for $18.00 per share. In addition, the Board and its Nominating and Corporate Governance Committee will review Blackwells’ and Land & Buildings’ notices of proposed director nominations and stockholder proposals, and will make its recommendations to the Board at the appropriate time.

The Company issued the following statement:

Experienced & Engaged Board

Monmouth has a highly experienced and actively engaged Board that has overseen consistently outstanding operating and financial performance and total stockholder returns, and the Board remains committed to acting in the best interests of the Company and all stockholders.

Monmouth notes that over the past three years, it has meaningfully strengthened the independence and diversity of its Board with the addition of three new independent directors who bring fresh perspectives and relevant backgrounds in REITs, risk management, global commerce, security matters and real estate finance and investment. Monmouth’s Board regularly evaluates opportunities to enhance corporate governance, will carefully consider the nominations and proposals put forth by stockholders and, if appropriate, may propose its own recommendations.

Monmouth: The Single Best Performing Industrial REIT by TSR

The Monmouth Board and management team have taken decisive actions to drive the Company’s next phase of growth and deliver value for stockholders. Notwithstanding the unprecedented challenges caused by COVID-19, Monmouth’s operating excellence has produced consistently high occupancies, strong tenant retentions and rent collections as well as strong overall growth.

Recent developments have only highlighted the value of Monmouth’s assets and resiliency of its unique approach to profitably serving its ecommerce-oriented tenants. During fiscal 2020, Monmouth has seen strong demand for its properties and has the highest occupancy rate in the sector at 99.7%. The Company expects the combination of its two recent acquisitions totaling $170.0 million, a $169.3 million acquisition pipeline, substantial parking expansions currently taking place and increased occupancy to meaningfully contribute to its earnings per share and cash flow growth in fiscal 2021 and beyond.

Monmouth’s disciplined approach and proven business model have delivered to stockholders significant total returns including 1,239%, 243%, 103% and 22% over the 20, 10, 5 and 1 year periods ending on December 18, 2020, respectively, the last trading day preceding Blackwells’ announcement of its unsolicited proposal. Over the past year, Monmouth was the single best performing industrial REIT based on total return to stockholders and has significantly outperformed the MSCI US REIT Index and exceeded returns on the S&P500. Indeed, Monmouth has maintained or increased its common stock cash dividend for 116 consecutive quarters or 29 years, in addition to being one of the few REITs that preserved its cash dividend during the Global Financial Crisis of 2007-2008.

A State-Of-The-Art Industrial Portfolio Fueled By Ecommerce

Over the past five years, the Company has managed to substantially increase the size of its state-of-the-art industrial portfolio on a cash flow accretive basis while also strengthening its balance sheet. Since fiscal year 2015, Monmouth successfully:

●	Completed $1.26 billion in acquisitions, more than doubling the size of the Company;

●	Added 10.6 million square feet of GLA representing an increase of 76%;

●	Increased rental revenue by 111% or 16% per annum;

●	Increased AFFO per share while expanding its equity market capitalization to $1.7 billion;

●	Increased dividends per share by 13.3% while significantly improving dividend coverage;

●	Reduced debt leverage by 15% to 6.0x Net Debt to Adjusted EBITDA;

●	Lowered debt costs by 18% to an average interest rate of less than 4%; and

●	Extended average debt maturities to 11 years, among the longest in the REIT industry.

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Following review by its Nominating and Corporate Governance Committee, the Board will present its formal recommendations with respect to the election of directors and any other matters that may properly be brought before the 2021 Annual Meeting. The 2021 Annual Meeting has not yet been scheduled. Monmouth stockholders are not required to take action at this time.

Venable LLP is serving as Monmouth’s legal counsel, and CS Capital Advisors is acting as the Company’s financial advisor.

Non-GAAP Financial Measures

This press release contains certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in the attached supplemental reconciliation schedule.

About Monmouth Real Estate

Monmouth Real Estate Investment Corporation, founded in 1968, is one of the oldest public equity REITs in the world. The Company specializes in single tenant, net-leased industrial properties, subject to long-term leases, primarily to investment-grade tenants. Monmouth Real Estate Investment Corporation is a fully integrated and self-managed real estate company, whose property portfolio consists of 121 properties containing a total of approximately 24.5 million rentable square feet, geographically diversified across 31 states. The Company’s occupancy rate as of this date is 99.7%.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide the Company’s current expectations or forecasts of future events. Forward-looking statements include statements about the Company’s expectations, beliefs, intentions, plans, objectives, goals, strategies, future events, performance and underlying assumptions and other statements that are not historical facts. You can identify forward-looking statements by their use of forward-looking words, such as “may,” “will,” “anticipate,” “expect,” “believe,” “intend,” “plan,” “should,” “seek” or comparable terms, or the negative use of those words, but the absence of these words does not necessarily mean that a statement is not forward-looking. The forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to the Company. Some of these factors are described under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020 and its other periodic reports filed with the Securities and Exchange Commission, which are accessible on the Securities and Exchange Commission’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in the filings. These and other risks, uncertainties and factors could cause the Company’s actual results to differ materially from those included in any forward-looking statements it makes. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for the Company to predict those events or how they may affect it. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You should not place undue reliance on these forward-looking statements, as events described or implied in such statements may not occur.

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Important Additional Information and Where to Find It

In connection with the solicitation of proxies in connection with Monmouth’s 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), Monmouth intends to file a definitive proxy statement, white proxy card and other relevant documents with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the definitive proxy statement, any amendments or supplements thereto, and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov or the Company’s website at https://investors.mreic.reit/ once such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies in connection with the 2021 Annual Meeting. Information regarding the direct and indirect interests, by security holdings or otherwise of the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K filed with the SEC on November 23, 2020. To the extent that such participants’ holdings in the Company’s securities have changed since the filing of such Annual Report, such changes have been reflected in SEC filings on Forms 3, 4 and 5, which can be found on the SEC’s website at www.sec.gov or the Company’s website at https://investors.mreic.reit/. Updated information regarding the identities of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the definitive proxy statement and other materials to be filed with the SEC in connection with the 2021 Annual Meeting.

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Contacts:

Investors:

Becky Coleridge

732-810-0907

Bruce Goldfarb/Chuck Garske/Teresa Huang

Okapi Partners

212-297-0720

info@okapipartners.com

Media:

Andrew Siegel/Jim Golden

Joele Frank

212-355-4449

Non-GAAP Measure of Financial Performance

Investors and analysts following the real estate industry utilize earnings before interest, taxes, depreciation and amortization for real estate (“Adjusted EBITDA”) and Net Debt to Adjusted EBITDA, variously defined, as supplemental performance measures. We consider Net Debt to Adjusted EBITDA, given its wide use by and relevance to investors and analysts, an appropriate supplemental performance measure. Net Debt to Adjusted EBITDA is commonly used in various ratios as valuation of calculations used to measure financial position, performance and liquidity. Net Debt to Adjusted EBITDA, as currently calculated by us, may not be comparable to similarly titled, but variously calculated, measures of other REITs. As used herein, we calculate the following non-U.S. GAAP measures as follows:

●	Adjusted EBITDA is net income attributable to common shareholders, as defined by U.S. GAAP, plus preferred dividends, interest expense, including amortization of financing costs, depreciation and amortization, net amortization of acquired above and below market lease revenue and unrealized holding losses (minus gains) arising during the periods.
●	Net Debt is Total Debt, less Cash and Cash Equivalents.
●	Net Debt to Adjusted EBITDA is Net Debt divided by Adjusted EBITDA.

The following is a reconciliation of Total Debt to Net Debt, Net Income (Loss) Attributable to Common Shareholders to Adjusted EBITDA and Net Debt to Adjusted EBITDA:

As of 9/30/2020
($ in thousands)

Total Debt	$874,507
less: Cash and Cash Equivalents	23,517
Net Debt	$850,990

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	For the Fiscal Year Ended
	9/30/2020
	($ in thousands)

Net Income (Loss) Attributable to Common Shareholders	$(48,617)
Plus: Preferred Dividends	26,474
Plus: Interest Expense, including Amortization of Financing Costs	36,376
Plus: Depreciation and Amortization	49,850
Plus: Net Amortization of Acquired Above and Below Market Lease Revenue	103
Less/Plus: Unrealized Holding (Gains) Losses Arising During the Periods	77,380
Adjusted EBITDA	$141,566
Net Debt / Adjusted EBITDA	6.0	x

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Monmouth Real Estate Investment Corporation

BELL WORKS

101 CRAWFORDS CORNER ROAD

SUITE 1405
HOLMDEL, NEW JERSEY 07733

A Public REIT Since 1968

INTERNET:	OFFICE:	EMAIL:
www.mreic.reit	(732) 577-9996	mreic@mreic.com

January 14, 2021

Jason Aintabi

Blackwells Capital

800 Third Avenue, 39th Floor

New York, NY 10022

Dear Mr. Aintabi:

The Board of Directors of Monmouth Real Estate Investment Corporation is considering taking other actions regarding your non-binding, unsolicited and conditional proposal dated December 18, 2020 to acquire all of the outstanding shares of Monmouth for $18.00 per share in cash (the “December 18 Proposal”) and your participation in our 2021 Annual Meeting of Stockholders. This letter is written solely to be on record that Monmouth is rejecting your proposal.

The Board of Directors of Monmouth Real Estate Investment Corporation has carefully reviewed and considered the December 18 Proposal. After conducting a thorough analysis of your proposal and other relevant matters with the assistance of CS Capital Advisors and Venable, the Monmouth Board has determined that the December 18 Proposal is not in the best interests of Monmouth and its stockholders.

The Monmouth Board and management team have continued to take decisive actions to drive growth and deliver value for stockholders over the long term. In that regard, the Board has unanimously decided to explore strategic alternatives to maximize stockholder value. We intend to consider the full range of available alternatives including a potential sale or merger of the Company. Monmouth has retained J.P. Morgan to work collaboratively with CS Capital Advisors to assist and advise the Board in its strategic review.

Our Board and management team remain committed to enhancing value for all Monmouth stockholders, and will continue to take the appropriate and necessary actions to further that goal.

Sincerely,

/s/ Eugene W. Landy
Eugene W. Landy
Chairman of the Board

BLACKWELLS CAPITAL LLC
800 Third Avenue, 39th Floor
New York, NY 10022

February 8, 2021

BY ELECTRONIC MAIL

Monmouth Real Estate Investment Corporation
101 Crawfords Corner Road, Suite 1405
Holmdel, NJ 07733

Attn:	Michael D. Prashad

General Counsel

Re:	Monmouth Real Estate Investment Corporation (“Monmouth” or the “Company”)

Dear Mr. Prashad:

I write on behalf of Blackwells Capital, LLC (“Blackwells”), which as you know is a shareholder of Monmouth. We have previously provided you with information regarding Blackwells’ share ownership, and confirm that Blackwells remains a shareholder in Monmouth today.

As you know, Blackwells offered to purchase Monmouth in December 2020 for $18.00 per share, which was a 21.6% premium to the unaffected share price as of December 1, 2020, and exceeded the unaffected three-month and six-month volume-weighted average prices by 23.8% and 24.8%, respectively. The Board’s failure to enable an independent evaluation of the proposed transactions resulted in a rushed decision by Monmouth to reject Blackwells’ offer, the acceptance of which would have been in the best interest of Monmouth and its stockholders.

The reason for our letter today is to demand that Monmouth file a lawsuit against the individual members of Monmouth’s board of directors (Kiernan Conway, Daniel Cronheim, Catherine Elflein, Brian Haimm, Neal Herstik, Matthew Hirsch, Eugene Landy, Michael Landy, Samuel Landy, Kevin Miller, Gregory Otto, Sonal Pande and Scott Robinson, collectively, the “Board”) for their breaches of fiduciary duty in at least two respects:

1)	The Board’s failure to appoint a special committee of independent directors to consider Blackwells’ recent offer to purchase Monmouth at a substantial premium over its recent trading price; and

2)	The Board’s waste of corporate assets caused by its approval of the Company’s frivolous lawsuit against Blackwells and Allison Nagelberg, which Monmouth filed for the improper purpose of attempting to browbeat Blackwells into dropping (i) its proposals for certain corporate governance changes at the Company, and (ii) its challenge to the Landy family’s continued entrenchment on Monmouth’s Board.

To the extent that the full Board considered Blackwells’ offer, it could not have done so impartially with a primary focus on the best interests of the Company and its shareholders. As a practical matter, the Board is dominated by the three members of the Landy family who currently have Board seats. The Landy family is incapable of evaluating Blackwells’ offer objectively, because selling their stakes in Monmouth could catalyze significant adverse tax consequences and divest them of operational control over the business that their family founded more than fifty years ago. While the Landy family may feel emotional ties to the company, that is no excuse for failing to act as responsible stewards of a publicly traded company with a broad set of unaffiliated shareholders. But that is what the entire Board has done by failing to consider Blackwells’ offer in an appropriate manner, including by its failure to appoint a special committee of technically independent directors to consider the offer.

Monmouth’s rushed rejection of Blackwells’ offer, and its complete failure to engage in discussions about it, further shows that it did not give the offer proper consideration, in breach of the Board members’ fiduciary duties. The Board provided no rationale for rejecting Blackwells’ offer beyond the Company’s throwaway public statement that it was purportedly “not in the best interest of the Company.” When pressed for more information on the February 4, 2021 quarterly earnings call, regarding “what happened in December in terms of [the] $18 per share offer that that you guys didn’t see in the best interest of shareholders,” and “what your concerns were about that offer,” Michael Landy refused to provide any additional explanation beyond referring back to the prior conclusory statement from the Company.

Instead of responsibly evaluating Blackwells’ proposal consistent with principles of good corporate governance, Monmouth filed a lawsuit against Blackwells and Ms. Nagelberg. The Company’s lawsuit alleges, without any factual basis, that Ms. Nagelberg has disclosed confidential and privileged information to Blackwells in violation of her legal duties as a former in-house attorney for Monmouth. The lawsuit is plainly a strategic gambit by Monmouth to attempt to convince Blackwells to drop its bid, withdraw its proposals for certain corporate governance changes at the Company, and discontinue its efforts to change the membership of a portion of Monmouth’s Board at the upcoming annual meeting of shareholders. That is not a proper purpose for a lawsuit, and any funds devoted by Monmouth to this sham endeavor must be reimbursed by the directors and/or officers who approved the commencement of the litigation. To make matters worse, Monmouth is responsible for paying the legal fees incurred by Ms. Nagelberg in defending Monmouth’s claims, by virtue of contractual advancement and indemnification rights that she holds against Monmouth. In short, Monmouth’s litigation crusade against Blackwells and Ms. Nagelberg is an indefensible use of corporate assets that was undertaken for the improper purpose of entrenching members of the Landy family on the Board.

Please respond by February 15, 2021, and inform me whether Monmouth will pursue claims against the members of its Board for breaching their fiduciary duties to Monmouth in the manner discussed above. If Monmouth refuses to do so, then Blackwells, in its capacity as a shareholder, reserves its right to bring such claims derivatively on behalf of the Company.

Sincerely,

BLACKWELLS CAPITAL LLC

By:	/s/ Jason Aintabi
Name:	Jason Aintabi
Title:	Managing Partner

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March 10, 2021

Monmouth Real Estate Investment Corporation

101 Crawfords Corner Road, Suite 1405

Holmdel, NJ 07733

Attn: Board of Directors

Re:	Sale Process and Resolution of Proxy Contest and Litigation

Dear Members of the Board,

We are writing to express our disappointment that Blackwells has still not been invited to participate in the strategic alternatives review process, currently being led by the Board of Directors (the “Board”) of Monmouth Real Estate Investment Corporation’s (the “Company” or “MNR”), that was announced nearly two months ago. Since the public announcement of the process, Blackwells, directly and through its legal and financial advisors, has attempted no less than 10 times to contact MNR’s financial advisors at JP Morgan, its legal representatives, other financial advisors and Mike Landy. All have chosen not to respond.

As you should be aware, JP Morgan has been making unsolicited sales calls to potential buyers for over a month. As you also must know, Blackwells has completed extensive due diligence and underwriting for a transaction to take MNR private, which was the basis of the offer we made to the Board in December for $3.8 billion dollars. As noted in our offer and conversations with Mr. Landy, Blackwells has been prepared for months to expeditiously negotiate a transaction, which would include customary go-shop provisions. Such an agreement would provide value-certainty to shareholders and serve as a basis to demonstrate the legitimacy of MNR’s strategic review process, addressing understandable fears put forward by fellow, smaller shareholders.

Blackwells is one of the Company’s largest shareholders, and the only one to have offered to take Monmouth private, which we believe would benefit the current public shareholders and best position the Company and its employees to thrive. Hence, we are perplexed to have found no success in communicating with the Company, and instead to have been frivolously sued for our good faith efforts on behalf of all shareholders. As you know, a judge has, two days ago, thrown out MNR’s motion to block Blackwells from nominating our full slate of four directors at the upcoming annual meeting. With the judge’s rejection of your demands, we call on MNR to now engage in good-faith conversation, instead of continuing to waste more time and shareholder capital on fruitless sideshows.

Please note that we have refrained from criticizing publicly or with other shareholders what we view as self-serving behavior by some members of the Board to stymie our efforts to unlock maximum value for shareholders and give Monmouth a stronger future in the private markets. Blackwells continues to believe that engaging directly in discussions with the Company will produce the best outcome for every party involved, as demonstrated by our many unsuccessful attempts to communicate with the Company for over two months now. Time is running out before we’ll have no choice but to proceed with our proxy contest, but we continue believe that an amicable resolution of our positions, in the context of a legitimate sales process, is a better outcome for Monmouth’s shareholders.

I strongly encourage you to open up a dialogue with us about these matters without further delay, and – to that end – to contact me by the close of business this week.

Sincerely,

/s/ Jason Aintabi
Jason Aintabi
Chief Investment Officer

cc: Michael D. Prashad, General Counsel and Corporate Secretary

800 THIRD AVENUE, 39TH FLOOR     NEW YORK, NY 10022     +1 212 792 6096     BLACKWELLSCAP.COM

Monmouth Real Estate Investment Corporation

BELL WORKS
101 CRAWFORDS CORNER ROAD
SUITE 1405
HOLMDEL, NEW JERSEY 07733
A Public REIT Since 1968

INTERNET:	OFFICE:	EMAIL:
www.mreic.reit	(732) 577-9996	mreic@mreic.com

March 12, 2021

BY ELECTRONIC MAIL

Mr. Jason Aintabi

Chief Investment Officer
Blackwells Capital LLC
800 Third Avenue, 39th Floor
New York. NY 10022

Dear Mr. Aintabi:

On behalf of Monmouth Real Estate Investment Corporation and its Board of Directors, I am writing to acknowledge receipt of your letter dated March 10, 2021.

Without responding to the specific points in your letter, I can assure you that the members of the Company’s Board of Directors are well aware of their duties to the Company and its stockholders and have acted in a manner consistent with those duties. In fact, it was pursuant to those duties that our Board unanimously determined in January, after careful analysis and consultation with our financial and legal advisors, that the proposal received from Blackwells Capital to purchase the Company’s outstanding common stock at a price of $18 per share was not in the interest of the Company’s stockholders. Since the time of that Board meeting nothing has occurred to change our Board’s perspective.

As noted in your letter, we have publicly announced that our Board determined to engage in a review of the Company’s strategic alternatives, for which financial and legal advisors have been engaged. That process is ongoing and, as publicly stated, we do not plan to provide stockholders with further updates on the process until the process reaches its conclusion. The purpose of this strategic review process is to determine the path forward that would achieve the best outcome for our stockholders. As is typical for similar large public company situations, to ensure an effective strategic review process, the Company, with guidance from its financial and legal advisors, is carefully evaluating each party that expresses interest, taking into account all relevant factors that may impact the likelihood of consummating a transaction on terms favorable to our stockholders. Our Board strongly believes that this is the way to achieve the best outcome for our stockholders.

Should you remain interested in purchasing the Company, you are free to submit another proposal for our Board’s consideration. As it did with your prior proposals, the Board will be guided by the best interests of the Company’s stockholders in its careful evaluation of the economic and other terms of any such proposal, along with any other proposals that may be submitted to the Company.

Sincerely yours,

/s/ Michael D. Prashad
Michael D. Prashad
General Counsel and Secretary

BLACKWELLS CAPITAL LLC

800 Third Avenue, 39th Floor

New York, NY 10022

March 16, 2021

BY EMAIL AND OVERNIGHT DELIVERY

Monmouth Real Estate Investment Corporation

101 Crawfords Corner Road, Suite 1405

Holmdel, New Jersey 07733

Attn:	Michael D. Prashad
General Counsel and Corporate Secretary

Re:	Demand to Inspect Books and Records of Monmouth Real Estate Investment Corporation Pursuant to Section 1315(a) of the New York Business Corporation Law

Dear Mr. Prashad:

Blackwells Capital LLC (“Blackwells”) is the direct beneficial owner of 165,100 shares of common stock, $0.01 par value per share (the “Common Stock”) of Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Company”), including 100 shares of which are held in record name by Blackwells (the “Shares”).

As the record holder of the Shares, Blackwells hereby demands, pursuant to Section 1315(a) of the New York Business Corporation Law (the “NYBCL”) and applicable common law, during the usual business hours, to inspect the following books, records and documents of the Company and to make and/or receive copies or extracts therefrom:

(a)	A complete record or list of the holders of the Common Stock, certified by the Company’s transfer agent(s) and/or registrar(s), showing the name, address and number of shares registered in the name of each such holder as of the date hereof and as of any record date established or to be established for the 2021 annual meeting of shareholders of the Company and any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”) or any other meeting of shareholders held in lieu thereof (the date hereof and any such record date, the “Determination Date”);

(b)	A cd-rom or other electronic medium containing the holders of the Common Stock as of the Determination Date, in the format in which such information is maintained by the Company, showing the name, address and number of shares registered in the name of each such holder, together with such computer processing data as is necessary for Blackwells to make use of such cd-rom or other electronic medium; and a hard copy printout of such cd-rom or other electronic medium for verification purposes;

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(c)	A stop list or stop lists relating to shares of Common Stock of the Company and any additions to or deletions from such lists, together with any daily transfer sheets after the Determination Date;

(d)	All information in the Company’s, its transfer agent’s or its proxy solicitor’s or any of their agents’ possession, or which can reasonably be obtained from nominees of any central certificate depository systems or their nominees, brokers, dealers, banks, respondent banks, clearing agencies, voting trusts and their nominees or other nominees, concerning the number, identity of, and shares held by the actual beneficial owners of the Common Stock as of the Determination Date and as of the close of business of each Friday thereafter until the conclusion of the Annual Meeting, including an alphabetical breakdown of any holdings in the respective names of Cede & Co. and other similar depositories or nominees as well as any material request list provided by Broadridge Financial Solutions, Inc., INVeSHARE, Inc. or Mediant Communications LLC and other such entities and any omnibus proxies issued by such entities;

(e)	All information in, or that comes into, the Company’s or its proxy solicitor’s or any of their agents’ possession or that can reasonably be obtained from brokers, dealers, banks, clearing agencies or voting trustees relating to the names of the non-objecting beneficial owners of the Common Stock in the format of a cd-rom, cartridge file or other electronic medium in the format in which such information is maintained by the Company, showing the name, address and number of shares registered in the name of each such owner together with such computer processing data as is necessary for Blackwells to make use of such cd-rom, cartridge or other electronic medium; and a hard copy printout of such cd-rom, cartridge or other electronic medium for verification purposes (such information with respect to brokers and dealers is readily available to the Company under Rule 14b-l of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from Broadridge Financial Solutions, Inc., INVeSHARE, Inc., Mediant Communications LLC, other such entities and custodian banks and the Company’s proxy solicitor);

(f)	All “respondent bank” lists and omnibus proxies for such lists, pursuant to Rule 14b-2 of the Exchange Act;

(g)	A list of shareholders of the Company who are participants in any Company employee stock ownership, stock purchase, stock option, retirement, restricted stock, incentive, profit sharing, dividend reinvestment or any similar plan in which voting of Common Stock under the plan is controlled, directly or indirectly, individually or collectively, by such plan’s participants, showing (i) the name and address of each such participant, (ii) the nature and amount of securities attributable to each such participant in any such plan, including the number of the underlying shares of Common Stock, and (iii) the method by which Blackwells or its agents may communicate with each such participant, as well as the name, firm and phone number of the trustee or administrator of such plan, and a detailed explanation of the voting treatment not only of shares for which the trustee or administrator receives instructions from participants, but also shares for which either they do not receive instructions or shares which are outstanding in the plan but are unallocated to any participant;

2

(h)	A list of all holders of the Common Stock and respondent banks (and their email addresses) who have elected to receive electronic copies of proxy materials with respect to meetings of shareholders of the Company pursuant to Rule 14a-16(j)(2) of the Exchange Act; and

(i)	A correct and complete copy of the certificate of incorporation and bylaws of the Company, including any amendments thereto.

The purpose of this demand is to enable Blackwells, on behalf of itself, its affiliates and the participants in its solicitation, to communicate with the Company’s shareholders in connection with the election of directors at the Annual Meeting and any other matters as may properly come before the Annual Meeting.

Blackwells has not within five years sold or offered for sale any list of shareholders of any corporation of any type or kind, whether or not formed under the laws of New York, or aided or abetted any person in procuring any such record of shareholders for any such purpose.

Attached to this demand is an affidavit in accordance with paragraph (b) of 1315 of the NYBCL.

Blackwells demands that modifications, additions or deletions to any and all information referred to in paragraphs I.(a) through I.(i) be immediately furnished as such modifications, additions or deletions become available to the Company or its agents or representatives.

It is requested that the information identified above be produced to the designated parties no later than March 22, 2021. Pursuant to NYBCL Section 1315, you are required to respond to this demand and make available the requested materials within five days of the date hereof. If the Company does not respond to this demand within five days, Blackwells may apply to a court of competent jurisdiction in the State of New York for an order compelling inspection pursuant to NYBCL Section 1315(c).

Blackwells will bear the reasonable costs incurred by the Company, including those of its transfer agent(s) or registrar(s), in connection with the production of the information demanded.

Signature page follows.

3

Blackwells hereby designates and authorizes Jason Aintabi, and any other persons designated by him or by Blackwells, acting singly or in any combination, to conduct the inspection and copying herein requested. Please advise Mr. Aintabi at (212) 792-6096 as promptly as practicable within the requisite timeframe, when and where the items requested above will be made available to Blackwells. If the Company contends that this demand is incomplete or is otherwise deficient in any respect, please notify Blackwells immediately in writing, setting forth the facts that the Company contends support its position and specifying any additional information believed to be required. In the absence of such prompt notice, Blackwells will assume that the Company agrees that this demand complies in all respects with the requirements of the NYBCL. Blackwells reserves all rights, including the right to withdraw, supplement or modify this demand at any time.

Very truly yours,

BLACKWELLS CAPITAL LLC

By:	/s/ Jason Aintabi
Name:	Jason Aintabi
Title:	Managing Partner

4

State of Texas	)
) ss:
County of Galveston	)

JASON AINTABI, being sworn, states under oath: I executed the foregoing letter, and the information and facts stated therein regarding Blackwells Capital LLC’s ownership and the purpose of this demand for inspection are true and correct. Such inspection is reasonably related to Blackwells Capital LLC’s interest as a shareholder and is not desired for a purpose which is in the interest of a business or object other than the business of Monmouth Real Estate Investment Corporation. Further, Blackwells Capital LLC has not within five years sold or offered for sale any list of shareholders of any corporation of any type or kind, whether or not formed under the laws of New York, or aided or abetted any person in procuring any such record of shareholders for any purpose. This notarial act was an online notarization.

/s/ Jason Aintabi
Jason Aintabi

State of Texas	)
) ss:
County of Galveston	)

On the 16th day of March, 2021, before me, the undersigned, a Notary Public in and for the State of Texas, personally appeared before me by means of an interactive two-way audio and video communication, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within document. I certify that the acknowledgment on the within document was taken in the manner prescribed by the laws of New York and conforms to the laws thereof. This notarial act was an online notarization.

Subscribed and sworn to before me this 16th day of March, 2021. /s/ Kimberlie A. Budzik
Notary Public

My commission expires: March 27, 2022

5

BLACKWELLS CAPITAL LLC

800 Third Avenue, 39th Floor

New York, NY 10022

March 16, 2021

BY EMAIL AND OVERNIGHT DELIVERY

Monmouth Real Estate Investment Corporation 101 Crawfords Corner Road, Suite 1405

Holmdel, New Jersey 07733

Attn:	Michael D. Prashad
General Counsel and Corporate Secretary

Re:	Demand to Inspect Books and Records of Monmouth Real Estate Investment Corporation Pursuant to Section 2-512(a) of the Maryland Corporations and Associations Code

Dear Mr. Prashad:

Blackwells Capital LLC (“Blackwells”) is the direct beneficial owner of 165,100 shares (the “Shares”) of common stock, $0.01 par value per share (the “Common Stock”) of Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Company”).

As the holder of the Shares, Blackwells hereby demands, pursuant to Section 2-512(a) of the Maryland Corporations and Associations Code (the “Code”) and applicable common law, during the usual business hours, to inspect the following books, records and documents of the Company and to receive copies by electronic transmission:

(a)	A correct and complete copy of the bylaws of the Company, including any amendments thereto;

(b)	A correct and complete copy of all minutes of the proceedings of the Company’s stockholders;

(c)	A correct and complete copy of the most recent annual statement of affairs of the Company; and

(d)	All voting trust agreements provided to the Company in accordance with Section 2-510(2) of the Code.

The purpose of this demand is to enable Blackwells, on behalf of itself, its affiliates and the participants in its solicitation, to communicate with the Company’s stockholders in connection with the election of directors at the 2021 annual meeting of stockholders of the Company and any adjournments, postponements, reschedulings or continuations thereof (the “Annual Meeting”) and any other matters as may properly come before the Annual Meeting.

1

Blackwells demands that modifications, additions or deletions to any and all information referred to in paragraphs I.(a) through I.(d) be immediately furnished as such modifications, additions or deletions become available to the Company or its agents or representatives.

It is requested that the information identified above be made available by electronic transmission to the designated parties no later than March 24, 2021. Pursuant to Section 2-512 of the Code, you are required to respond to this demand and make available the requested materials within seven days of the date hereof.

Blackwells will bear the reasonable costs incurred by the Company, including those of its transfer agent(s) or registrar(s), in connection with the production of the information demanded.

Signature page follows.

2

Blackwells hereby designates and authorizes Jason Aintabi, and any other persons designated by him or by Blackwells, acting singly or in any combination, to conduct the inspection and copying herein requested. Please advise Mr. Aintabi at (212) 792-6096 as promptly as practicable within the requisite timeframe, when and where the items requested above will be made available to Blackwells. If the Company contends that this demand is incomplete or is otherwise deficient in any respect, please notify Blackwells immediately in writing, setting forth the facts that the Company contends support its position and specifying any additional information believed to be required. In the absence of such prompt notice, Blackwells will assume that the Company agrees that this demand complies in all respects with the requirements of the Code. Blackwells reserves all rights, including the right to withdraw, supplement or modify this demand at any time.

Very truly yours,

BLACKWELLS CAPITAL LLC

By:	/s/ Jason Aintabi
Name:	Jason Aintabi
Title:	Managing Partner

3

Monmouth Real Estate Investment Corporation

BELL WORKS
101 CRAWFORDS CORNER ROAD
SUITE 1405
HOLMDEL, NEW JERSEY 07733
A Public REIT Since 1968

INTERNET:	OFFICE:	EMAIL:
www.mreic.reit	(732) 577-9996	mreic@mreic.com

March 22, 2021

Mr. Jason Aintabi

Managing Partner

Blackwells Capital LLC

800 Third Avenue, 39th Floor

New York. NY 10022

RE:	Demand of Blackwells Capital for Inspection of Books and Records of Monmouth Real Estate Investment Corporation (the “Company”)

Dear Mr. Aintabi:

I am writing in response to your two letters dated March 16, 2021 (the “Demands”) on behalf of Blackwells Capital LLC (the “Stockholder”), which demand inspection of certain of the Company’s books and records pursuant to Section 2-512(a) of the Maryland Corporations and Associations Code (the “MD Code”) or applicable Maryland common law or Section 1315(a) of the New York Business Corporation Law (the “NYBCL”) or applicable New York common law. The Demands were received by the Company via email on March 17, 2021 and by in-person delivery on March 18, 2021.

The Company will, upon execution by the Stockholder of an appropriate confidentiality agreement in the form attached to this letter and, with respect to the request under New York law, upon adequate demonstration that the Stockholder is a “resident of” the State of New York within the meaning of applicable New York law, search for and, if they exist, make available for inspection by the Stockholder those portions of the requested information available to the Company to which the Stockholder is entitled pursuant to Section 2-512(a) of the MD Code or applicable Maryland common law, or Section 1315(a) of the NYBCL or applicable New York common law. Because most of the Company’s employees are working remotely, we will not be able to make this information available immediately but we are diligently arranging to have it available to provide to you on a rolling basis beginning within a few days after the confidentiality agreement is executed.

Please note that the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, which is on file with the United States Securities and Exchange Commission (the “SEC”), constitutes the most recent annual statement of affairs of the Company. In addition, the Company’s current Bylaws and amended and restated charter are on file with the SEC (see Exhibits 3.1 to 3.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020). The Company has not been provided with any voting trust agreements in accordance with Section 2-510(2) of the MD Code.

Nothing contained herein is an acknowledgement or agreement by the Company that the Stockholder is entitled under applicable law to any particular information requested in the Demands.

Please be advised that the Company is being represented by Stroock & Stroock & Lavan LLP in connection with its response to the Demands. Please contact Patrick N. Petrocelli of Stroock (who is copied on this correspondence) at 212-806-6682 or ppetrocelli@stroock.com at your convenience regarding the confidentiality agreement or the logistics of the inspection.

Sincerely yours,

/s/ Michael D. Prashad
Michael D. Prashad
General Counsel and Secretary

cc: Patrick N. Petrocelli, Esq.

mwe.com Ashley R. Altschuler Partner aaltschuler@mwe.com +1 302 485 3910

March 25, 2021

Mr. Jason Aintabi Managing Partner

Blackwells Capital LLC

800 Third Avenue, 39th Floor

New York, NY 10022

Re:	Blackwells Demand

Dear Mr. Aintabi:

We write in response to the February 8, 2021 letter you sent to the Board of Directors of Monmouth Real Estate Investment Corporation on behalf of Blackwells Capital LLC, which you identify as a Monmouth stockholder. The Board has reviewed your letter and formed a committee of directors to investigate the allegations and demands made by Blackwells. The special committee has retained our Firm as independent counsel to assist in its work.

At this early stage, it is difficult to estimate precisely how long the special committee will need to complete its investigation, but we intend to move with dispatch. In the meantime, we invite you to provide us with any information you have concerning Blackwells's allegations that you did not set forth in the February 8 letter, including any information concerning any purported breaches of statutory duty or improper conduct by Board members.

Sincerely,

/s/ Ashley R. Altschuler
Ashley R. Altschuler

cc:	Michael Nadel, Esq. (via e-mail)

Ethan H. Townsend, Esq. (via e-mail)

McDermott	1007 North Orange Street 10th Floor Wilmington DE 19801 Tel +1 302 485 3900
Will & Emery	US practice conducted through McDermott Will & Emery LLP.

Chris Duffy cduffy@velaw.com

Tel +1.212.237.0172 Fax +1.917.849.5377

March 31, 2021

Ashley R. Altschuler

McDermott Will & Emery LLP

1007 North Orange Street

Wilmington, Delaware 19801

Re:	Monmouth Real Estate Investment Corporation (“Monmouth” or the “Company”)

Dear Mr. Altschuler:

I write on behalf of Blackwells Capital LLC (“Blackwells”) in response to your March 25, 2021 letter to Jason Aintabi. Blackwells has significant additional information that it is willing to provide the special committee that you say was appointed by the Company’s board of directors (the “Committee”), but only if the Committee is independent from management, and only under an appropriate confidentiality agreement. The additional information goes to the heart of the issues raised in Mr. Aintabi’s February 8 letter to the Company, and goes beyond those issues as well, covering subject matter that could greatly affect the outcome of any determinations by the Committee.

As your letter acknowledges, Mr. Aintabi issued a demand on the Company in a letter dated February 8, 2021, explaining why the Company should file suit against the members of the Company’s board of directors for breaches of fiduciary duty. The Company’s general counsel, Mr. Prashad, advised me one week later that a response would be forthcoming. Your response letter, sent 45 days after Mr. Aintabi sent his demand, offers no substantive response, and states only that Blackwells has formed a “committee of directors” to investigate the issues identified in Mr. Aintabi’s letter. But your letter does not identify the members of the Committee, or the Committee’s mandate. Due to the entrenchment concerns that Mr. Aintabi identified in his February 8 letter, Blackwells is concerned about whether the Committee’s work will be done independently of the Company’s management. In order for Blackwells to evaluate your request to provide the Committee with additional information, please let us know this week the names of the members of the Committee, the mandate of the Committee, and the nature of any involvement that the Company’s management, including members of the Landy family, will have with the Committee’s work.

If you are able to provide Blackwells with appropriate assurances that the Committee will act independently from the Company’s management, Blackwells will provide the Committee with significant additional information about the issues raised in Mr. Aintabi’s letter on a confidential basis. We are available to discuss at your convenience.

Sincerely,

/s/ Christopher E. Duffy
Christopher E. Duffy

Vinson & Elkins LLP Attorneys at Law	The Grace Building, 1114 Avenue of the Americas, 32nd Floor
Austin Dallas Dubai Houston London Los Angeles New York	New York, NY 10036-7708
Richmond Riyadh San Francisco Tokyo Washington	Tel +1.212.237.0000 Fax +1.212.237.0100 velaw.com

March 31, 2021

Monmouth Real Estate Investment Corporation

101 Crawfords Corner Road, Suite 1405

Holmdel, NJ 07733

Attn: Board of Directors

Re:	Your Failure to Act in the Interest of All Shareholders

Dear Members of the Board,

I am writing on behalf of Blackwells Capital LLC (together with its affiliates “Blackwells”), the fourth largest owner of Monmouth Real Estate Investment Corporation (NYSE: MNR) (“Monmouth” or the “Company”).

As you know, in December 2020, we offered to acquire the Company at a substantial premium to its value in the public market. Our all-cash offer was financed, with commitments for both equity and debt from some of the largest and most respected financial institutions in the world.

For more than three months now following the Blackwells offer – which represents a share price that the Company had achieved on only three days in the previous 35 years – the Board has pursued and presided over a series of initiatives that would tarnish any public company board’s fundamental duties. I do not believe that any shareholder can sit idly in the face of the following misguided endeavors:

1)	You have refused to engage in constructive dialog, which is a necessary condition to maximize value.

I have reached out several times to Mike Landy over the last 10 weeks, and my financial and legal representatives have attempted to engage the Company no less than 15 times over that same period. Is there a justification for refusing to take the calls of your fourth largest shareholder, and the one who offered such a rich premium to acquire the Company?

2)	You have arbitrarily excluded participants from the strategic process, which means it cannot be full and fair.

Through its banker JP Morgan, the Company has solicited offers, with first round bids due approximately two weeks ago. Up until that time, Blackwells had made the only written offer to the Company, and at a substantial premium to the Company’s historic stock price. And yet, Blackwells was never approached (nor its inbound requests responded to) by JP Morgan. Whose interests are served by excluding Blackwells from this process?

3)	The strategic process appears to be designed to disproportionately benefit the Landy family.

We have heard that directors are saying that the Company prefers to transact with a purchaser that will keep the Landy family employed. If this information is true, what does it mean about the process you are currently tasked with overseeing?

4)	You have sued your fourth largest shareholder – multiple times – and it’s not a good look.

Monmouth sued Blackwells in a serpentine effort to thwart a democratic shareholder process, only to be repudiated by the court, which found no basis to entertain any aspect of Monmouth’s lamentable attempt for injunctive relief. In another sign of scorched earth tactics, Monmouth has now tried to appeal that order. Who on this Board is responsible for throwing shareholder profits at such spuriousness? Isn’t this Board’s time better spent presiding over a value-maximizing sales process?

800 THIRD AVENUE, 39TH FLOOR     NEW YORK, NY 10022     +1 212 792 6096     BLACKWELLSCAP.COM

5)	This Board continues to allow the Company to mislead shareholders about its track record.

The Company continues to disingenuously tout itself as the best performing REIT in its class, when in fact before Blackwells presented its offer in December, Monmouth was the single WORST performing REIT in its class. Does this Board think that misleading shareholders this way is consistent with its duties?

6)	This Board has engaged a law firm to examine improprieties by some of its members without publicly disclosing so.

We were informed that the Board has formed a special committee and engaged McDermott Will & Emery LLP, purportedly as independent legal counsel, to examine issues that we raised in a letter to Monmouth in February. Is this not a material event that should be disclosed to shareholders?

7)	This Board continues to delay a legitimate democratic process.

Your seeming obstruction of the annual meeting, through delays unseen since the Global Financial Crisis, can only be interpreted as a delay tactic to avoid opprobrium. Why would this Board fear the shareholders’ vote, if in fact the Board was faithfully executing its duty to them?

Given the above, we do not believe that any shareholder can trust the current strategic review process. And we think certain members of this Board agree with us. As such, we call upon this Board to set an annual meeting date, provide a transparent update on the Company’s strategic alternatives process, drop frivolous litigation against Blackwells, publicly disclose the establishment of the special committee, and finally engage with Blackwells in earnest to use the power of discussion to resolve the issues that divide this Board from its shareholders.

I am available anytime that is convenient for you.

Sincerely,

/s/ Jason Aintabi
Jason Aintabi
Chief Investment Officer

cc: Michael D. Prashad, General Counsel and Corporate Secretary

BLACKWELLS CAPITAL LLC

800 Third Avenue, 39th Floor

New York, NY 10022

April 1, 2021

BY EMAIL AND OVERNIGHT DELIVERY

Monmouth Real Estate Investment Corporation

101 Crawfords Corner Road, Suite 1405

Holmdel, New Jersey 07733

Attn:	Michael D. Prashad

Re:	Demand of Blackwells Capital for Inspection of Books and Records of Monmouth Real Estate Investment Corporation

Dear Mr. Prashad:

I am writing in response to your letter, dated March 22, 2021 (the “Response Letter”) and attached as Appendix A hereto regarding the inspection of certain books and records of Monmouth Real Estate Investment Corporation, a Maryland corporation (the “Company”), by Blackwells Capital LLC (“Blackwells”) pursuant to Section 2-512(a) of the Maryland Corporations and Associations Code or applicable Maryland common law and Section 1315(a) of the New York Business Corporation Law or applicable New York common law requested in Blackwells’ initial demands each dated March 16, 2021 and delivered to the Company on March 17, 2021 (together, the “Demand Letters”).

The Response Letter states that the Company will provide “portions” of the requested information in response to Blackwells’ rightful demand for certain books and records, as set forth in the Demand Letters. However, Blackwells is entitled to all materials requested in the Demand Letters under applicable Maryland and New York law, and not merely “portions” of the materials. Please identify those “portions” of the requested information to which the Company believes Blackwells is not entitled and the reasons for the Company’s position.

It is also somewhat surprising that the Company has asked for Blackwells’ residency, given that the Company has asserted in court documents (specifically its complaint against Blackwells and Allison Nagelberg filed in the Superior Court of New Jersey, Chancery Division, Monmouth County on January 20, 2021 (the “Complaint”)) that Blackwells is located in New York, New York. Since the Complaint was filed, Blackwells’ address has not changed.

1

In the spirit of moving forward with the books and records inspection in a constructive manner, we have included with this letter an execution version of the Confidentiality Agreement. Also included is a blackline reflecting changes to the draft Confidentiality Agreement you provided. Once the Confidentiality Agreement is executed, we would expect that all materials will be provided promptly on a rolling basis no later than 24 hours after such materials come into the possession of the Company and that the Company acknowledge that the “possession of the Company” would include in the possession of any of its directors, officers, employees, advisors or agents. Notwithstanding the foregoing, we reserve all rights, including with respect to the Company’s obligation to produce the information requested in the Demand Letters within the applicable statutory deadlines set forth in the Demand Letters.

We request a response to this letter no later than April 2, 2021 at 5:00 p.m. Eastern Time. If you have any questions or wish to discuss any of the foregoing, please contact me via telephone at (212) 792-6096.

(Signature page follows)

2

Very truly yours,

BLACKWELLS CAPITAL LLC

By:	/s/ Jason Aintabi
	Name:	Jason Aintabi
	Title:	Managing Partner

cc: Patrick N. Petrocelli, Esq. (ppetrocelli@stroock.com)

Signature Page to Response Letter

APPENDIX A

Letter Dated March 22, 2021

Monmouth Real Estate Investment Corporation

BELL WORKS

101 CRAWFORDS CORNER ROAD

SUITE 1405

HOLMDEL, NEW JERSEY 07733

A Public REIT Since 1968

INTERNET:	OFFICE:	EMAIL:
www.mreic.reit	(732) 577-9996	mreic@mreic.com

March 22, 2021

Mr. Jason Aintabi

Managing Partner

Blackwells Capital LLC

800 Third Avenue, 39th Floor

New York. NY 10022

RE:	Demand of Blackwells Capital for Inspection of Books and Records of Monmouth Real Estate Investment Corporation (the “Company”)

Dear Mr. Aintabi:

I am writing in response to your two letters dated March 16, 2021 (the “Demands”) on behalf of Blackwells Capital LLC (the “Stockholder”) which demand inspection of certain of the Company’s books and records pursuant to Section 2-512(a) of the Maryland Corporations and Associations Code (the “MD Code”) or applicable Maryland common law or Section 1315(a) of the New York Business Corporation Law (the “NYBCL”) or applicable New York common law. The Demands were received by the Company via email on March 17, 2021 and by in-person delivery on March 18, 2021.

The Company will, upon execution by the Stockholder of an appropriate confidentiality agreement in the form attached to this letter and, with respect to the request under New York law, upon adequate demonstration that the Stockholder is a “resident of” the State of New York within the meaning of applicable New York law, search for and, if they exist, make available for inspection by the Stockholder those portions of the requested information available to the Company to which the Stockholder is entitled pursuant to Section 2-512(a) of the MD Code or applicable Maryland common law, or Section 1315(a) of the NYBCL or applicable New York common law. Because most of the Company’s employees are working remotely, we will not be able to make this information available immediately but we are diligently arranging to have it available to provide to you on a rolling basis beginning within a few days after the confidentiality agreement is executed.

Please note that the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, which is on file with the United States Securities and Exchange Commission (the “SEC”), constitutes the most recent annual statement of affairs of the Company. In addition, the Company’s current Bylaws and amended and restated charter are on file with the SEC (see Exhibits 3.1 to 3.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020). The Company has not been provided with any voting trust agreements in accordance with Section 2-510(2) of the MD Code.

Nothing contained herein is an acknowledgement or agreement by the Company that the Stockholder is entitled under applicable law to any particular information requested in the Demands.

Please be advised that the Company is being represented by Stroock & Stroock & Lavan LLP in connection with its response to the Demands. Please contact Patrick N. Petrocelli of Stroock (who is copied on this correspondence) at 212-806-6682 or ppetrocelli@stroock.com at your convenience regarding the confidentiality agreement or the logistics of the inspection.

Sincerely yours,

/s/ Michael D. Prashad
Michael D. Prashad
General Counsel and Secretary

cc: Patrick N. Petrocelli, Esq.

Via electronic mail

April 8, 2021	Patrick N. Petrocelli

Direct Dial: 212.806.6682

Fax: 212.806.6006

ppetrocelli@stroock.com

Desi Baca, Esq.

Vinson & Elkins

The Grace Building

1114 Avenue of the Americas, 32nd Floor

New York, NY 10036

Re:	Demand of Blackwells Capital for Inspection of Books and Records of Monmouth Real
Estate Investment Corporation (the “Company”)

Dear Desi:

We represent the Company in connection with the two letters, dated March 16, 2021 (the “Demands”), sent by Blackwells Capital LLC (the “Stockholder”), which demand inspection of certain of the Company’s books and records pursuant to Maryland and New York law. We are writing in response to the Stockholder’s letter, dated April 1, 2021, sent to the attention of Michael D. Prashad of the Company (the “April 1st Letter”), which was a response to Mr. Prashad’s letter, dated March 22, 2021, relating to the Demands addressed to Mr. Jason Aintabi, the Stockholder’s Managing Partner, (the “March 22nd Letter”).

First, the Stockholder misstates or has misunderstood the Company’s position, as set forth in the March 22nd Letter. The Company will comply with its legal obligations in responding to the Demands but the Company does not concede that Maryland and/or New York law would entitle the Stockholder to receive all the information covered by the Demands. At this stage, we fail to see the benefit in expending resources by engaging in a discussion about the contents of the Company’s responses to the specific items covered by the Demands. Such a discussion would be more appropriately held, if necessary, after the Company and the Stockholder have agreed to the terms of an appropriate Confidentiality Agreement and after the Company has been afforded an opportunity to make requested books and records available for inspection pursuant to the terms of the executed Confidentiality Agreement.

Second, the Stockholder also misstates the Company’s allegation in the Complaint (as that term is defined in the April 1st Letter). The Company alleged in paragraph 3 of the Complaint that the Stockholder has “an address of 800 Third Avenue, 39th Floor, New York, New York”; the Complaint does not contain any allegations as to the Stockholder’s residency. Moreover, the Stockholder does not appear to be registered in New York with the Department of State as a foreign limited liability company conducting business in New York. Accordingly, the Company reiterates its request that the Stockholder provide adequate documentation demonstrating that the Stockholder is a “resident of” the State of New York within the meaning of applicable New York law. Alternatively, in an effort to resolve this issue, the Company is willing to accept a representation from the Stockholder to that effect, as reflected in the attached revised Confidentiality Agreement.

STROOCK & STROOCK & LAVAN LLP New York ● Los Angeles ● Miami ● Washington, DC

180 Maiden Lane, New York, NY 10038-4982 ● T. 212.806.5400 ● F. 212.806.6006 ● www.stroock.com

Desi Baca, Esq.

April 8, 2021

The Company has reviewed the Stockholder’s blackline of the draft Confidentiality Agreement and has proposed additional edits in response to the changes made by the Stockholder, as reflected in the markup sent simultaneously with this letter. Once the Stockholder and the Company have executed the Confidentiality Agreement, and after the Stockholder has remitted the reasonable costs incurred by the Company in connection with the production of the information requested in the Demands, the Company will promptly begin producing the requested books and records to the Stockholder on a rolling basis, to the extent the Stockholder is entitled to such books and records under applicable law. To ensure prompt production, the Company has already started gathering the requested books and records and is calculating the reasonable costs it has incurred and will incur in responding to the Demands.

The Company declines at this time to make any representations as to the nature of its collection efforts. Again, the Company believes discussions of that nature, if necessary, are more appropriately held after the Company has made its books and records available for inspection.

I am available to discuss the edits to the Confidentiality Agreement if it would be helpful to do so. Please direct any further communications with respect to the Demands to my attention.

Sincerely,

/s/ Patrick N. Petrocelli
Patrick N. Petrocelli

STROOCK & STROOCK & LAVAN LLP New York ● Los Angeles ● Miami ● Washington, DC

180 Maiden Lane, New York, NY 10038-4982 ● T. 212.806.5400 ● F. 212.806.6006 ● www.stroock.com

Via electronic mail

April 9, 2021	Daniel A. Fliman
Direct Dial: 212.806.5601
Fax: 212.806.6006
dfliman@stroock.com

Lawrence S. Elbaum, Esq.
Vinson & Elkins LLP
The Grace Building
1114 Avenue of the Americas, 32nd Floor
New York, NY 10036

Re:	Monmouth Real Estate Investment Corporation

Dear Lawrence:

We represent Monmouth Real Estate Investment Corporation (the “Company”) and its Board of Directors (the “Board”).

We are in receipt of a letter, dated March 31, 2021, from Blackwells Capital LLC (“Blackwells”) to the Board (the “March 31 Letter”). We assume that your firm represents Blackwells in connection with the subject matter of the March 31 Letter since your firm transmitted the March 31 Letter via e-mail to Company representatives, but please let us know if that is not the case.

The March 31 Letter is a transparent attempt to create a false narrative for the purpose of making a record. The March 31 Letter is also an attempt to bully the Board through threats and inaccurate references to legal duties. Neither the Company nor the Board believes that a detailed response to the myriad untruths in the March 31 Letter will serve any purpose. We note, however, that a number of statements made in the March 31 Letter may expose you and Blackwells to ethical and legal liability and the Board and the Company expressly reserve all of their rights, claims and defenses.

Please direct all further correspondence to the Company or the Board to my attention or to the attention of one of my colleagues at Stroock working on this matter.

Sincerely,

/s/ Daniel A. Fliman
Daniel A. Fliman

STROOCK & STROOCK & LAVAN LLP New York ● Los Angeles ● Miami ● Washington, DC

180 Maiden Lane, New York, NY 10038-4982 ● T. 212.806.5400 ● F. 212.806.6006 ● www.stroock.com

Chris Duffy cduffy@velaw.com
Tel +1.212.237.0172

April 13, 2021

VIA EMAIL

Daniel A. Fliman

Stroock & Stroock & Lavan LLP

180 Maiden Lane

New York, New York 10038

Re:	Monmouth Real Estate Investment Corporation (“Monmouth”)

Dear Mr. Fliman:

I write on behalf of Blackwells Capital LLC (“Blackwells”) to respond to your letter dated April 8, 2021 (the “April 8 Letter”), in which you stated that you represent Monmouth and each member of Monmouth’s Board of Directors.

Your April 8 Letter is full of heated rhetoric, but short on substance. It makes ad hominem attacks on Blackwells and its counsel, including an unsupported allegation that Blackwells’ March 31, 2021 letter contains “myriad untruths” in an effort to “bully the Board.” But it fails to identify any way in which any statement in the Blackwells Letter is false.

If you are going to accuse Blackwells of making false statements, you should explain what you or your clients believe is wrong. Each of the statements in Blackwells’ March 31 letter is summarized below for your reference. We ask you to tell us by April 16, 2021 which ones constitute the purported “myriad untruths” that you reference in your April 8 Letter.

☐	Monmouth has refused to take or return Mr. Aintabi’s phone calls since December.

☐	Blackwells was never approached (nor its inbound requests responded to) by JP Morgan.

☐	One or more Monmouth directors have stated that Monmouth prefers to transact with a purchaser that will keep the Landy family employed.[1]

1 We encourage you to speak to the members of the Board, whom you say you represent, regarding this statement.

Vinson & Elkins LLP Attorneys at Law	The Grace Building, 1114 Avenue of the Americas, 32nd Floor
Austin Dallas Dubai Hong Kong Houston London New York	New York, NY 10036-7708
Richmond Riyadh San Francisco Tokyo Washington	Tel +1.212.237.0000 Fax +1.212.237.0100 velaw.com

Daniel A. Fliman April 13, 2021 Page 2

☐	A court denied Monmouth’s attempt to enjoin Blackwells from running its full slate of directors at the 2021 annual shareholder meeting. Monmouth is appealing the court’s decision.

☐	Monmouth was the worst-performing REIT in its class prior to December 2020.

☐	Monmouth has not disclosed to shareholders that its Board formed a special committee and hired an outside law firm to investigate issues that Blackwells raised in a February 2021 letter.

☐	Monmouth has not given shareholders an update on its strategic alternatives process, which Monmouth publicly announced nearly 90 days ago.

☐	Monmouth has not yet scheduled its 2021 annual shareholder meeting.

For any allegation of a misstatement in your response, please provide reasonable support for why you claim it is false. In the absence of specific responses, we will assume that you have no information that disproves the accuracy of any of the statements set forth above.

Finally, regarding your threat that “a number of statements made in the March 31 Letter may expose you and Blackwells to ethical and legal liability,” please explain what you are talking about. We frankly have no idea what you mean. The March 31 letter from Blackwells was a communication from a shareholder regarding important matters of corporate governance, and if you believe that they were unlawful, illegal or unethical in any way, you should explain how.

We look forward to your response.

Sincerely,

/s/ Christopher E. Duffy
Christopher E. Duffy

 CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

BLACKWELLS STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THIS PROXY SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO BLACKWELLS.

The participants in the proxy solicitation are Blackwells, Jason Aintabi, Craig M. Hatkoff, Jennifer M. Hill, Allison Nagelberg, and Todd S. Schuster (collectively, the “Participants”).

As of April 19, 2021, Blackwells beneficially owns 314,600 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), including 134,500 shares of Common Stock underlying call options exercisable within sixty (60) days of April 19, 2021. As of April 19, 2021, Mr. Aintabi beneficially owns 3,942,087 shares of Common Stock, including (i) 314,600 shares of Common Stock owned by Blackwells, of which Mr. Aintabi may be deemed the beneficial owner, as Managing Partner of Blackwells, and (ii) 3,612,487 shares of Common Stock beneficially owned by BW Coinvest Management I LLC, which Mr. Aintabi, as the owner and President & Secretary of Blackwells Asset Management LLC, the owner and sole member of BW Coinvest Management I LLC, may be deemed to beneficially own. As of April 19, 2021, Ms. Nagelberg is the beneficial owner of 64,199.9401 shares of Common Stock, and Mr. Schuster is the beneficial owner of 115,248 shares of Common Stock. Neither Ms. Hill nor Mr. Hatkoff owns any shares of Common Stock as of April 19, 2021. Collectively, the Participants beneficially own in the aggregate approximately 4,121,534 shares of Common Stock, including 134,500 shares of Common Stock underlying call options exercisable within sixty (60) days of April 19, 2021, representing approximately 4.19% of the outstanding shares of Common Stock.